                                                                     Exhibit 3.4


                                   SEVENTEENTH
                                    AMENDMENT
                                       TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                               VORNADO REALTY L.P.

                         Dated as of September 21, 2001


         THIS SEVENTEENTH AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF VORNADO REALTY L.P. (this "Amendment"), dated as of September 21, 2001, is hereby adopted by Vornado Realty Trust, a Maryland real estate investment trust (defined therein as the "General Partner"), as the general partner of Vornado Realty L.P., a Delaware limited partnership (the "Partnership"). For ease of reference, capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of October 20, 1997, as amended by the Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of December 16, 1997, and further amended by the Second Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of April 1, 1998, the Third Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of November 12, 1998, the Fourth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of November 30, 1998, the Fifth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of March 3, 1999, the Sixth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of March 17, 1999, the Seventh Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of May 20, 1999, the Eighth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of May 27, 1999, the Ninth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of September 3, 1999, the Tenth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of September 3, 1999, the Eleventh Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of November 24, 1999, the Twelfth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of May 1, 2000, the Thirteenth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of May 25, 2000, the Fourteenth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of December 8, 2000, the Fifteenth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of December 15, 2000, and the Sixteenth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of July 25, 2001 (as so amended, the "Agreement").

         WHEREAS, the General Partner desires to establish and set forth the terms of a new series of Partnership Interests designated as Series D-9 Preferred Units (the "Series D-9 Preferred Units");

         WHEREAS, as of the date hereof, the Partnership entered into a Private Placement Purchase Agreement with GSEP 2001 Realty Corp., a Delaware corporation (the "Initial Series D-9 Purchaser") and wholly-owned subsidiary of Goldman Sachs 2001 Exchange Place Fund, L.P., a Delaware limited partnership, pursuant to which the Partnership agreed to issue to the Initial Series D-9 Purchaser Series D-9 Preferred Units;

         WHEREAS, the General Partner has determined that it is in the best interest of the Partnership to amend the Agreement to reflect the issuance of the above-referenced Series D-9 Preferred Units;

         WHEREAS, Section 14.1.B of the Agreement grants the General Partner power and authority to amend the Agreement without the consent of any of the Partnership's limited partners if the amendment does not adversely affect or eliminate any right granted to a limited partner pursuant to any of the provisions of the Agreement specified in Section 14.1.C or Section 14.1.D of the Agreement as requiring a particular minimum vote; and

         WHEREAS, the General Partner has determined that the amendment effected hereby does not adversely affect or eliminate any of the limited partner rights specified in Section 14.1.C or Section 14.1.D of the Agreement;

         NOW, THEREFORE, the General Partner hereby amends the Agreement as follows:

         1. Exhibit W, attached hereto as Attachment 1, is hereby incorporated by reference into the Agreement and made a part thereof.

         2. Section 4.2 of the Agreement is hereby supplemented by adding the following paragraph to the end thereof:

         "S. Issuance of Series D-9 Preferred Units. From and after the date hereof the Partnership shall be authorized to issue Partnership Units of a new series, which Partnership Units are hereby designated as "Series D-9 Preferred Units". Series D-9 Preferred Units shall have the terms set forth in Exhibit W attached hereto and made part hereof."

         3. In making distributions pursuant to Section 5.1(B) of the Agreement, the General Partner of the Partnership shall take into account the provisions of Paragraph 2 of Exhibit W to the Agreement, including, but not limited to, Paragraph 2.G(ii) thereof.

         4. The Agreement is hereby supplemented by adding the following paragraph at the end of Section 8.6 thereof:

         "R. Series D-9 Preferred Unit Exception. Holders of Series D-9 Preferred Units shall not be entitled to the Redemption Right provided for in Section 8.6.A of this Agreement."

         5. Exhibit A of the Agreement is hereby deleted and is replaced in its entirety by new Exhibit A attached hereto as Attachment 2.

         6. Except as expressly amended hereby, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the General Partner has executed this Amendment as of the date first written above.

                                        VORNADO REALTY TRUST


                                        By: /s/ JOSEPH MACNOW
                                           ------------------------------------
                                           Name:   Joseph Macnow
                                           Title:  Executive Vice President -
                                                   Finance and Administration,
                                                   Chief Financial Officer

                                                                    Attachment 1

                                    EXHIBIT W
                   DESIGNATION OF THE PREFERENCES, CONVERSION
                 AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS,
            LIMITATIONS AS TO DISTRIBUTIONS, QUALIFICATIONS AND TERMS
                          AND CONDITIONS OF REDEMPTION

                                     OF THE

                           SERIES D-9 PREFERRED UNITS


1.                Definitions.

                  In addition to those terms defined in the Agreement, the following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in the Agreement and this Exhibit W:

                  "Annual Distribution Rate" shall have the meaning set forth in
Section 2.B(i) hereof.

                  "Common Shares" shall mean the common shares of beneficial interest of the General Partner, par value $.04 per share.

                  "Distribution Payment Date" shall mean the first calendar day of January, April, July and October, in each year, commencing on October 1, 2001; provided, however, that if any Distribution Payment Date falls on any day other than a Unit Business Day, the distribution payment due on such Distribution Payment Date shall be paid on the first Unit Business Day immediately following such Distribution Payment Date.

                  "Distribution Periods" shall mean quarterly distribution periods commencing on January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the first day of the next succeeding Distribution Period (other than the initial Distribution Period with respect to each Series D-9 Preferred Unit, which shall commence on the date on which such Series D-9 Preferred Unit was issued by the Partnership and end on and include the day preceding the first day of the next succeeding Distribution Period).

                  "Dividend Payment Date" shall mean a dividend payment date with respect to the Series D-9 Preferred Shares.

                  "Redemption Date" shall have the meaning set forth in Section 2.D(iii) hereof.

                  "Redemption Price" shall have the meaning set forth in Section 2.D(i) hereof.

                  "Series D-9 Effective Date" shall be the sooner of: (w) September 21, 2011, (x) the first Unit Business Day following any period in which the Partnership has failed to make full distributions in respect of the Series D-9 Preferred Units for six (6) Distribution Periods, whether or not consecutive, (y) the first Unit Business Day following the receipt by the holder of the Series D-9 Preferred Units of (A) notice from the General Partner that the General Partner or the Partnership has taken the position that the Partnership is or likely is a publicly-traded partnership within the meaning of
Section 7704 of the Code or any successor provision thereof (a "PTP") or (B) an opinion rendered by independent counsel familiar with such matters addressed to the holder of Series D-9 Preferred Units that the Partnership is or likely is a PTP, and (z) the first Unit Business Day following the date on which GSEP 2001 Realty Corp., or its assignee (the "Initial Series D-9 Purchaser") as approved by the General Partner in accordance with the terms and conditions of the Agreement and the Limited Partner Acceptance of Partnership Agreement executed and delivered by GSEP 2001 Realty Corp., including any amendment thereto, determines, based on results or projected results, that there exists (in the Initial Series D-9 Purchaser's reasonable judgment) an imminent and substantial risk that the Series D-9 Preferred Units held by the Initial Series D-9 Purchaser represent or will represent 19.5% or more of the total profits or capital interests in the Partnership for a taxable year (determined in accordance with Treasury Regulations Section 1.731- 2(e)(4)).

                  "Series D-9 Notice of Redemption" shall have the meaning set forth in Section 2.E(i)(a) hereof.

                  "Series D-9 Preferred Shares" means the shares of beneficial interest of the General Partner Entity designated as Series D-9 8.25% Cumulative Redeemable Preferred Shares of Beneficial Interest (liquidation preference $25.00 per share), no par value, having the rights and preferences and other terms set forth in Schedule 1 to this Exhibit W.

                  "Series D-9 Preferred Unit" means a Partnership Unit issued by the Partnership having the preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption as are set forth in this Exhibit W.

                  "Series D-9 Redeeming Partner" shall have the meaning set forth in Section 2.E(i)(a) hereof.

                  "Series D-9 Redemption Right" shall have the meaning set forth in Section 2.E(i)(a) hereof.

                  "Series D-9 Specified Redemption Date" shall mean the sixtieth Unit Business Day after receipt by the General Partner of a Series D-9 Notice of Redemption in respect of the Series D-9 Units; provided, however, that the Series D-9 Specified Redemption Date shall mean the tenth Unit Business Day after receipt by the General Partner of a Series D-9 Notice of Redemption delivered in respect of a redemption described in Treas. Reg. Section 1.7704-1(e).

                  "set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Partnership or the General Partner on behalf of the Partnership in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of a distribution by the General Partner, the allocation of funds to be so paid on any series or class of Partnership Units; provided, however, that if any funds for any class or series of Junior Units (as defined below) or any class or series of Partnership Units ranking on a parity with the Series D-9 Preferred Units as to the payment of distributions are placed in a separate account of the Partnership or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series D-9 Preferred Units shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

                  "Third Party Redemption Date" shall have the meaning set forth in Section 2.D(ii) hereof.

                  "Unit Business Day" shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

2.                Terms of the Series D-9 Preferred Units.

                  A. Number. As of the close of business on the date of the amendment pursuant to which this Exhibit W was adopted, the total number of Series D-9 Preferred Units issued and outstanding will be 1,800,000. The Partnership may issue additional Series D-9 Preferred Units from time to time in accordance with the terms of the Agreement and, in connection with any such additional issuance, Exhibit A to the

Agreement shall be revised to reflect the total number of Series D-9 Preferred Units then issued and outstanding.

                  B. Distributions. (i) The holders of the then outstanding Series D-9 Preferred Units shall be entitled to receive, when, as and if declared by the General Partner, distributions payable in cash at the rate per annum of $2.0625 per Series D-9 Preferred Unit (the "Annual Distribution Rate"). Such distributions with respect to each Series D-9 Preferred Unit shall be cumulative from the date of issuance of such Series D-9 Preferred Unit and shall be payable quarterly, when, as and if authorized and declared by the General Partner, in arrears on Distribution Payment Dates, commencing on the first Distribution Payment Date after September 21, 2001. Distributions are cumulative from the most recent Distribution Payment Date to which distributions have been paid; provided that the amount per Series D-9 Preferred Unit to be paid in respect of the initial Distribution Period, or any other period shorter or longer than a full Distribution Period, shall be determined in accordance with paragraph (ii) below. Accumulated and unpaid distributions for any past Distribution Periods may be declared and paid at any time, without reference to any regular Distribution Payment Date.

                  (ii) The amount of distribution per Series D-9 Preferred Unit accruing in each full Distribution Period shall be computed by dividing the Annual Distribution Rate by four. The amount of distributions payable for the initial Distribution Period, or any other period shorter or longer than a full Distribution Period, on the Series D-9 Preferred Units shall be computed on the basis of twelve 30-day months and a 360-day year. The holders of the then outstanding Series D-9 Preferred Units shall not be entitled to any distributions, whether payable in cash, property or securities, in excess of cumulative distributions, as herein provided, on the Series D-9 Preferred Units. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series D-9 Preferred Units that may be in arrears.

                  (iii) So long as any Series D-9 Preferred Units are outstanding, no distributions, except as described in the immediately following sentence, shall be declared or paid or set apart for payment on any series or class or classes of Parity Units (as defined below) for any period unless full cumulative distributions have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series D-9 Preferred Units for all Distribution Periods terminating on or prior to the distribution payment date on such class or series of Parity Units, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent not paid due to a lack of funds in the Nongovernmental Account. When distributions are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all distributions declared upon Series D-9 Preferred Units and all distributions declared upon any other series or class or classes of Parity Units shall be declared ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Series D-9 Preferred Units and such Parity Units, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent not paid due to a lack of funds in the Nongovernmental Account.

                  (iv) So long as any Series D-9 Preferred Units are outstanding, no distributions (other than distributions paid solely in Junior Units or options, warrants or rights to subscribe for or purchase Junior Units) shall be declared or paid or set apart for payment or other distribution declared or made upon Junior Units, nor shall any Junior Units be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Junior Units made in respect of a redemption, purchase or other acquisition of Common Shares made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the General Partner or any subsidiary, or as permitted under Article VI of the Declaration of Trust of the General Partner), for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any such Junior Units) by the General Partner, directly or indirectly (except by conversion into or exchange for Junior Units), unless in each case (a) the full cumulative distributions on all outstanding Series D-9 Preferred Units and any other Parity Units of the Partnership shall have been paid or set apart for payment for all past Distribution Periods with respect to the Series D-9 Preferred Units and all past distribution periods with respect to such Parity Units, except to the extent that distributions on the Series B-2 Restricted Preferred Units are not then able to be paid owing to a lack of funds in the Nongovernmental Account, and (b) sufficient funds shall have been paid or set apart for the payment of the distribution for the current Distribution Period with respect to the Series D-9 Preferred Units and any Parity Units, except to the extent that distributions on the Series B-2 Restricted Preferred Units are not then able to be paid owing to a lack of funds in the Nongovernmental Account.

                  C. Liquidation Preference. (i) In the event of any liquidation, dissolution or winding up of the Partnership or the General Partner, whether voluntary or involuntary, before any payment or distribution of the assets of the Partnership shall be made to or set apart for the holders of Junior Units, holders of the Series D-9 Preferred Units shall be entitled to receive an amount equal to the holder's Capital Account in respect of those Series D-9 Preferred Units; but the holders of Series D-9 Preferred Units shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Partnership or the General Partner, the assets of the Partnership, or proceeds thereof, distributable to the holders of Series D-9 Preferred Units, shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Units, then such assets, or the proceeds thereof, shall be distributed among the holders of the Series D-9 Preferred Units and the holders of any such other Parity Units ratably in accordance with the respective amounts that would be payable on such Series D-9 Preferred Units and any such other Parity Units if all amounts payable thereon were paid in full. For the purposes of this Section 2.C, (i) a consolidation or merger of the Partnership or the General Partner with one or more entities, (ii) a statutory share exchange by the Partnership or the General Partner and (iii) a sale or transfer of all or substantially all of the Partnership's or the General Partner's assets, shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Partnership or General Partner.

                  (ii) Subject to the rights of the holders of Partnership Units of any series or class or classes of shares ranking on a parity with or prior to the Series D-9 Preferred Units upon any liquidation, dissolution or winding up of the General Partner or the Partnership, after payment shall have been made in full to the holders of the Series D-9 Preferred Units, as provided in this Section, any series or class or classes of Junior Units shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holder of the Series D-9 Preferred Units shall not be entitled to share therein.

                  D. The Partnership's Right to Redeem the Series D-9 Preferred Units. (i) Except in connection with the redemption of the Series D-9 Preferred Shares by the General Partner as permitted by Article VI of the Declaration of Trust or as set forth in Section E below, the Series D-9 Preferred Units shall not be redeemable prior to September 21, 2006. On and after September 21, 2006, the General Partner may, at its option, cause the Partnership to redeem the Series D-9 Preferred Units in whole or in part, as set forth herein, subject to the provisions described below, at a redemption price, payable in cash, in an amount equal to $25 per unit for the Series D-9 Preferred Units being redeemed (the "Redemption Price"). Upon any such redemption, the Partnership shall also pay any accumulated and unpaid distributions owing in respect of the Series D-9 Preferred Units being redeemed.

                  (ii) Such Series D-9 Preferred Units as are not held by the General Partner may be redeemed by the Partnership on or after September 21, 2006, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' written notice. If fewer than all of the outstanding Series D-9 Preferred Units that are not held by the General Partner are to be redeemed, the Series D-9 Preferred Units to be redeemed from each holder (other than the General Partner) shall be selected pro rata (as nearly as practicable without creating fractional units). Any notice of redemption delivered pursuant to this Section D(ii) will be (x) faxed and (y) mailed by the Partnership, by certified mail, postage prepaid, not less than 30 nor more than 60 days prior to the date upon which such redemption is to occur (the "Third Party Redemption Date"), addressed to each holder of record of the Series D-9 Preferred Units at their respective addresses as they appear on the records of the Partnership. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series D-9 Preferred Units. In addition to any information required by law, each such notice shall state: (a) the Third Party Redemption Date, (b) the amount payable per Series D-9 Preferred Unit upon redemption, including the Redemption Price and any amount payable pursuant to Section D(iv) hereof, (c) the aggregate number of Series D-9 Preferred Units to be redeemed and, if fewer than all of the outstanding Series D-9 Preferred Units are to be redeemed, the number of Series D-9 Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series D-9 Preferred Units not held by the General Partner that the total number of Series D-9 Preferred Units held by such holder represents and determined as nearly as practicable without creating fractional interests) of the aggregate number of Series D-9 Preferred Units to be redeemed, (d) the place or places where such Series D-9 Preferred Units are to be surrendered for payment of the amount payable upon redemption and (e) that payment of such amount will be made upon presentation and surrender of such Series D-9 Preferred Units. If the Partnership gives a notice of redemption in respect of Series D-9 Preferred Units pursuant to this Section D(ii), then, by 12:00 noon, New York City time, on the Third Party Redemption Date, the Partnership will deposit irrevocably in trust for the benefit of the holders of Series D-9 Preferred Units being redeemed funds sufficient to pay the applicable amount payable with respect to such Series D-9 Preferred Units and will give irrevocable instructions and authority to pay such amount to the holders of the Series D-9 Preferred Units upon surrender of the Series D-9 Preferred Units by such holders at the place designated in the notice of redemption.

                  (iii) Such Series D-9 Preferred Units as may be held by the General Partner may be redeemed, in whole or in part, at the option of the General Partner, at any time, upon payment by the Partnership to the General Partner of the Redemption Price and any amount payable pursuant to Section D(iv) hereof with respect to such Series D-9 Preferred Units; provided that the General Partner shall redeem an equivalent number of Series D-9 Preferred Shares. Such redemption of Series D-9 Preferred Units shall occur substantially concurrently with the redemption by the General Partner of such Series D-9 Preferred Shares (such date is herein referred to collectively with the Third Party Redemption Date as the "Redemption Date").

                  (iv) Upon any redemption of Series D-9 Preferred Units, the Partnership shall pay any accumulated and unpaid distributions for any Distribution Period, or any other period shorter than a full Distribution Period, ending on or prior to the Redemption Date. On and after the Redemption Date, distributions will cease to accumulate on the Series D-9 Preferred Units called for redemption, unless the Partnership defaults in payment therefor. If any date fixed for redemption of Series D-9 Preferred Units is not a Unit Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Unit Business Day (and without any interest or other payment in respect of any such delay) except that, if such Unit Business Day falls in the next calendar year, such payment will be made on the immediately preceding Unit Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series D-9 Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable Redemption Price. Except as provided above, the Partnership shall make no payment or allowance for unpaid distributions, whether or not in arrears, on Series D-9 Preferred Units called for redemption under this Section 2.D.

                  (v) If full cumulative distributions on the Series D-9 Preferred Units and any other series or class or classes of Parity Units of the Partnership have not been paid or declared and set apart for payment, except in connection with a purchase, redemption or other acquisition of Series D-9 Preferred Shares or shares of beneficial interest ranking on a parity with such Series D-9 Preferred Shares as permitted under Article VI of the Declaration of Trust and except to the extent that such distributions or amounts distributable on the Series B-2 Restricted Preferred Units may not be payable due to a lack of funds in the Nongovernmental Account, the Series D-9 Preferred Units may not be redeemed in part and the Partnership may not purchase, redeem or otherwise acquire Series D-9 Preferred Units or any Parity Units other than in exchange for Junior Units.

                  As promptly as practicable after the surrender of any such Series D-9 Preferred Units so redeemed, such Series D-9 Preferred Units shall be exchanged for the amount of cash (without interest thereon) payable therefore pursuant to Section 2.D(i). If fewer than all the Series D-9 Preferred Units represented by any physical certificate are redeemed, then the Partnership shall issue new certificates representing the unredeemed Series D-9 Preferred Units without cost to the holder thereof.

                  (vi) Unless the General Partner elects to assume directly and satisfy the Series D-9 Redemption Right by paying to the Redeeming Partner wholly in the form of Series D-9 Preferred Shares as provided for in Section 2.E(ii)(a) below, such part of the redemption price of the Series D-9 Preferred Units (other than any portion consisting of accumulated and unpaid distributions) required in Section 2.D(i) above and Sections 2.E(i)(a) and
Section 2.E(ii)(a) below as is payable in cash shall be payable solely with the proceeds from the sale by the General Partner Entity or the Partnership of other capital shares of the General Partner Entity or the Partnership (whether or not such sale occurs concurrently with such redemption, but in the case of a redemption required by Section 2.E below such sale must occur after the delivery of the applicable Series D-9 Notice of Redemption). For purposes of the preceding sentence, "capital shares" means any common shares, preferred shares, depositary shares, partnership or other interests, participations or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing of or in the General Partner Entity or the Partnership.

                  E. Series D-9 Preferred Unit Holder Redemption Right.

                  (i) General. (a) Subject to paragraphs (ii) and (iii) below, on or after the Series D-9 Effective Date, the holder of the Series D-9 Preferred Units shall have the right (the "Series D-9 Redemption Right") to require the Partnership to redeem the Series D-9 Preferred Units on any Series D-9 Specified Redemption Date in cash in an amount equal to the holder's Capital Account after the Carrying Values of all Partnership assets are adjusted pursuant to Section 1.D of Exhibit B to the Agreement and the holder's Capital Account is adjusted accordingly for the Series D-9 Preferred Units being redeemed. Any such Series D-9 Redemption Right shall be exercised pursuant to notice of redemption comparable to the Notice of Redemption required under
Section 8.6 of the Agreement (a "Series D-9 Notice of Redemption") delivered to the Partnership (with a copy to the General Partner) by the Limited Partner who is exercising the Series D-9 Redemption Right (the "Series D-9 Redeeming Partner"). Except in the event of the occurrence of the circumstance described in clause (z) of the definition of "Series D-9 Effective Date", a holder of the Series D-9 Preferred Units may only exercise the Series D-9 Redemption Right in respect of all Series D-9 Preferred Units held by such holder on the date of the applicable Series D-9 Redemption Notice. In addition, any redemption pursuant to the Series D-9 Redemption Right shall be subject to all of the provisions of the Agreement governing redemptions under Section 8.6 of the Agreement as if it were a redemption under that section, except as otherwise provided herein.

               (b)The Series D-9 Redeeming Partner shall have no right with respect to any Series D-9 Preferred Units so redeemed to receive any distributions paid after the Series D-9 Specified Redemption Date, unless the record date for the distribution preceded the Series D-9 Specified Redemption Date. If the record date for such distribution was a date prior to the Series D-9 Specified Redemption Date and the Distribution Payment Date in respect of such distribution was a date after the Series D-9 Specified Redemption Date, such Series D-9 Redeeming Partner shall be required, as a condition of the redemption of such Series D-9 Preferred Units, to pay the amount of such distribution to the Partnership (if such Series D-9 Preferred Units are redeemed for cash) or to the General Partner (if such Series D-9 Preferred Units are redeemed for Series D-9 Preferred Shares).

               (c)The Assignee of any Limited Partner may exercise the rights of such Limited Partner pursuant to this Section 2.E, and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Limited Partner's Assignee. In connection with any exercise of the such rights by such Assignee on behalf of such Limited Partner, the Redemption Price and any accumulated and unpaid distributions shall be paid by the Partnership directly to such Assignee and not to such Limited Partner.

                  (ii) General Partner Assumption of Right. (a) If the holder of the Series D-9 Preferred Units has delivered a Series D-9 Notice of Redemption, the General Partner may, in its sole and absolute discretion (subject to any limitations on ownership and transfer of Shares set forth in the Declaration of Trust), elect to assume directly and satisfy the Series D-9 Redemption Right by paying to the Redeeming Partner either (x) an amount equal to the holder's Capital Account for the Series D-9 Preferred Units being redeemed after the Carrying Values of all Partnership assets are adjusted pursuant to Section 1.D of Exhibit B to the Agreement and the holder's Capital Account is adjusted accordingly or (y) in the form of Series D-9 Preferred Shares, as set forth in paragraph (b) below. Unless the General Partner, in its sole and absolute discretion, shall exercise its right to assume directly and satisfy the Series D-9 Redemption Right, the General Partner shall not have any obligation to the Redeeming Partner or to the Partnership with respect to the Redeeming Partner's exercise of the Series D-9 Redemption Right. In the event the General Partner shall exercise its right to satisfy the Series D-9 Redemption Right in the manner described in the first sentence of this paragraph (ii) and shall fully perform its obligations in connection therewith, the Partnership shall have no right or obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner's exercise of the Series D-9 Redemption Right, and each of the Redeeming Partner, the Partnership and the General Partner shall, for federal income tax purposes, treat the transaction between the General Partner and the Redeeming Partner as a sale of the Redeeming Partner's Partnership Units to the General Partner. Nothing contained in this paragraph (ii) shall imply any right of the General Partner to require any holder of Series D-9 Preferred Units to exercise the Series D-9 Redemption Right afforded pursuant to paragraph (i) above.

                  (b) In the event that the Partnership redeems Series D-9 Preferred Units for cash in accordance with Section 2.E(i)(a), the units so redeemed shall be terminated. In the event that the General Partner determines to pay the Redeeming Partner in the form of Series D-9 Preferred Shares, the General Partner shall issue to the Series D-9 Redeeming Partner one Series D-9 Preferred Share for each Series D-9 Preferred Unit being redeemed (subject to modification as set forth in paragraph (c) below), whereupon the General Partner shall acquire the Series D-9 Preferred Units offered for redemption by the Series D-9 Redeeming Partner and shall be treated for all purposes of the Agreement as the owner of such Series D-9 Preferred Units. Any accumulated and unpaid distributions on such Series D-9 Preferred Units to the date of such redemption shall also be deemed to have accumulated on the Series D-9 Preferred Shares paid to the Series D-9 Redeeming Partner in consideration of such Series D-9 Preferred Units at the time of the issuance of such Series D-9 Preferred Shares.

                  (c) In the event that there shall be outstanding at any time both Series D-9 Preferred Shares and Series D-9 Preferred Units and the General Partner shall be a party to any transaction (including, without limitation, a merger, consolidation or statutory share exchange with respect to the Series D-9 Preferred Shares), in each case as a result of which the Series D-9 Preferred Shares are converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), thereafter the Redemption Price payable by the General Partner in respect of one Series D-9 Preferred Unit shall be the kind and amount of shares of capital stock and other securities and property (including cash or any combination thereof) that was received upon consummation of such transaction in return for one Series D-9 Preferred Share; and the General Partner may not become a party to any such transaction unless the terms thereof are consistent with the foregoing. In case there shall be outstanding Series D-9 Preferred Units and no Series D-9 Preferred Shares and the General Partner shall be a party to any merger or consolidation in which the General Partner is not the surviving entity, then the Series D-9 Preferred Shares deliverable by the General Partner thereafter in redemption of Series D-9 Preferred Units pursuant to clause (ii) above shall be shares of the surviving entity or any entity controlling the surviving entity having the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption substantially similar to those set forth on Schedule 1 to this Exhibit W.

                  (d) Each Redeeming Partner agrees to execute such documents as the General Partner may reasonably require in connection with the issuance of Series D-9 Preferred Shares upon exercise of the Series D-9 Redemption Right.

                  (iii) Exceptions to Exercise of Redemption Right. Notwithstanding the provisions of paragraphs (i) and (ii) above, a Partner shall not be entitled to exercise the Series D-9 Redemption Right if (but only as long as) the delivery of Series D-9 Preferred Shares to such Partner on the Series D-9 Specified Redemption Date (a) would be prohibited under the Declaration of Trust, or (b) as long as the Common Shares or any previously issued Series D-9 Preferred Shares are Publicly Traded, would be prohibited under applicable federal or state securities laws or regulations (assuming the General Partner would in fact assume and satisfy the Series D-9 Redemption Right).

                  (iv) No Liens on Partnership Units Delivered for Redemption. Each holder of any Series D-9 Preferred Units covenants and agrees with the General Partner that all Series D-9 Preferred Units delivered for redemption shall be delivered to the Partnership or the General Partner, as the case may be, free and clear of all liens, and, notwithstanding anything contained herein to the contrary, neither the General Partner nor the Partnership shall be under any obligation to acquire Series D-9 Preferred Units which are or may be subject to any liens. Each holder of Series D-9 Preferred Units further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Series D-9 Preferred Units to the Partnership or the General Partner, such holder shall assume and pay such transfer tax.

                  F. Conversion. The Series D-9 Preferred Units are not convertible into or redeemable or exchangeable for any other property or securities of the General Partner

Entity or the Partnership at the option of any holder of Series D-9 Preferred Units, except as provided in Sections D and E hereof.

                  G. Ranking. (i) Any class or series of Partnership Units shall be deemed to rank:

                  (a) prior to the Series D-9 Preferred Units, as to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up of the General Partner or the Partnership, if the holders of such class or series of Partnership Units shall be entitled to the receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series D-9 Preferred Units;

                  (b) on a parity with the Series D-9 Preferred Units, as to the payment of distributions and as to the distribution of assets upon liquidation, dissolution or winding up of the General Partner or the Partnership, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per Partnership Unit be different from those of the Series D-9 Preferred Units, if the holders of such Partnership Units of such class or series and the Series D-9 Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per Partnership Unit or liquidation preferences, without preference or priority one over the other, except to the extent that such distributions or amounts distributable on the Series B-2 Restricted Preferred Units may not be payable due to a lack of funds in the Nongovernmental Account ("Parity Units"); and

                  (c) junior to the Series D-9 Preferred Units, as to the payment of distributions or as to the distribution of assets upon liquidation, dissolution or winding up of the General Partner or the Partnership, if such class or series of Partnership Units shall be Class A Units or if the holders of Series D-9 Preferred Units shall be entitled to receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Partnership Units of such class or series ("Junior Units").

                  (ii) The Series A Preferred Units, Series B Pass-Through Preferred Units and Series C Pass-Through Preferred Units shall be Parity Units with respect to the Series D-9 Preferred Units and the holders of the Series D-9 Preferred Units and Series A Preferred Units, Series B Pass-Through Preferred Units and Series C Pass-Through Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accumulated and unpaid distributions per Partnership Unit or liquidation preferences, without preference or priority one over the other, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent not payable due to a lack of funds in the Nongovernmental Account and except that:

                  (a) For so long as the Class D Units are outstanding, the Series D-9 Preferred Units shall not rank senior to the Class D Units as to preferential distributions or redemption or voting rights. For so long as the Class D Units are outstanding, the Series D-9 Preferred Units shall receive: (i) accumulated and unpaid distributions on a basis pari passu with distributions made to the holders of any outstanding Class D Units pursuant to Subsection 5.1.B(ii) of the Agreement and (ii) other distributions on a basis pari passu with distributions made to the holders of any outstanding Class D Units pursuant to Subsection 5.1.B(iii) of the Agreement.

                  (b) When the Class D Units are no longer outstanding, the Series D-9 Preferred Units shall be Preference Units and shall receive distributions on a basis pari passu with other Partnership Units, if any, receiving distributions pursuant to Section 5.1.B(i) of the Agreement, except to the extent that distributions on the Series B-2 Restricted Preferred Units may not be paid due to a lack of funds in the Nongovernmental Account.

                  (c) Distributions made pursuant to Subsections G(ii)(a) and G(ii)(b) of this Exhibit W shall be made pro rata with other distributions made to other Partnership Units as to which they rank pari passu based on the ratio of the amounts to be paid the Series D-9 Preferred Units and such other Partnership Units, as applicable, to the total amounts to be paid in respect of the Series D-9 Preferred Units and such other Partnership Units taken together on the Partnership Record Date, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent such distributions may not be paid due to a lack of funds in the Nongovernmental Account.

                  (iii) For purposes of allocations of items made pursuant to
Article VI of the Agreement:

                  (a) As long as the Class D Units are outstanding, the Series D-9 Preferred Units shall be allocated items pari passu with the allocation of items to the holders of Class D Units in respect of their priority payments (i.e., as allocated in Section 6.1.A (iii) and (vi) and Section 6.1.B (viii) and
(ix) of the Agreement) and shall share in those allocations in a pro rata manner based on the distributions and allocations of items, as applicable, made to such Partnership Units, as applicable; references to Class D Units in Article VI of the Agreement shall be deemed to also refer to Series D-9 Preferred Units except that references to distributions made to the Class D Units shall be deemed to refer to distributions made to the Series D-9 Preferred Units in a pro rata manner with such distributions made to the Class D Units.

                  (b) When the Class D Units are no longer outstanding, the Series D-9 Preferred Units shall be Preference Units and shall be allocated items pari passu with the allocation of items to holders of Preference Units (i.e., as allocated in Section 6.1.A (ii) and Section 6.1.B (x) of the Agreement) and shall share in those allocations in a pro rata manner based on the distributions and allocations of items, as applicable, made to Preference Units, as applicable; references to Preference Units in Article VI of the Agreement shall be deemed to also refer to Series D-9 Preferred Units except that references to distributions made to Preference Units shall be deemed to refer to distributions made to the Series D-9 Preferred Units in a pro rata manner with such distributions, if any, made to the Preference Units.

                  H. Voting. (i) Except as provided in this Section H or as required by law, the holders of the Series D-9 Preferred Units shall not be entitled to vote at any meeting of the Partners or for any other purpose or otherwise to participate in any action taken by the Partnership or the Partners, or to receive notice of any meeting of the Partners.

                  (ii) So long as any Series D-9 Preferred Units are outstanding, the General Partner shall not authorize the creation of or cause the Partnership to issue Partnership Units of any class or series or any interest in the Partnership convertible into or exchangeable for Partnership Units of any class or series ranking prior to the Series D-9 Preferred Units in the distribution of assets on any liquidation, dissolution or winding up of the General Partner or the Partnership or in the payment of distributions, or reclassify any Partnership Units of the Partnership into any such senior Partnership Units; provided that so long as any Class D Units are outstanding, such senior Partnership Units may be issued to the General Partner if the distribution and redemption (but not voting) rights of such senior Partnership Units are substantially similar to the terms of securities issued by the General Partner and the proceeds or other consideration from the issuance of such securities have been or are concurrently with such issuance contributed to the Partnership.

                  (iii) So long as any Series D-9 Preferred Units are outstanding, in addition to any other vote or consent of unit holders required by the Agreement of Limited Partnership or of shareholders required by the Declaration of Trust, the affirmative vote of at least a majority of the votes entitled to be cast by the holders of Series D-9 Preferred Units at the time outstanding given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating (a) any amendment, alteration or repeal of any of the provisions of the Declaration of Trust that materially and adversely affects the voting powers, rights or preferences of the Series D-9 Preferred Shares; provided, however, that the amendment of the provisions of the Declaration of Trust so as to authorize or create or to increase the authorized amount of, any Junior Shares with respect to the Series D-9 Preferred Shares or any units of any class or series ranking on a parity with the Series D-9 Preferred Shares shall not be deemed to materially and adversely affect the voting powers, rights or preferences of the holders of Series D-9 Preferred Shares or (b) the authorization or creation of, or the increase in the authorized or issued amount of, any shares of any class or series or any security convertible into or exchangeable for shares of any class or series ranking prior to the Series D-9 Preferred Shares in the distribution of assets on any liquidation, dissolution or winding up of the General Partner or in the payment of dividends or distributions; provided, however, that, in the case of each of subparagraphs (a) and (b), no such vote of the holders of Series D-9 Preferred Units shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such prior shares or convertible security is to be made, provision is made for the redemption of all Series D-9 Preferred Units at the time outstanding in accordance with the provisions hereof.

                  I. General. (i) At such time, if any, as the General Partner becomes a holder of Series D-9 Preferred Units, the rights of the General Partner, in its capacity as the holder of the Series D-9 Preferred Units, will be in addition to and not in limitation of any other rights or authority of the General Partner, in any other capacity, under the Agreement. In addition, nothing contained in this Exhibit W shall be deemed to limit or otherwise restrict any rights or authority of the General Partner under the Agreement, other than in its capacity as the holder of Series D-9 Preferred Units.

                  (ii) Anything herein contained to the contrary notwithstanding, the General Partner shall take all steps that it determines are necessary or appropriate (including modifying the foregoing terms of the Series D-9 Preferred Units) to ensure that the Series D-9 Preferred Units (including, without limitation the redemption and conversion terms thereof) permit the General Partner to satisfy its obligations with respect to the Series D-9 Preferred Shares (including, without limitation, its obligations to make dividend payments on the Series D-9 Preferred Shares), if and when any such shares are issued, it being the intention that, except to the extent provided in
Schedule 1 to this Exhibit W, the terms of the Series D-9 Preferred Shares will be the same as the terms of the Series D-9 Preferred Units in all material respects.

                                                                    Attachment 2

                               VORNADO REALTY L.P.
                       PARTNERS AND PARTNERSHIP INTERESTS
                              EXHIBIT A (09/25/01)
                 ISSUANCE OF D-9 UNITS TO GSEP 2001 REALTY CORP.

                                                                                                 $51.39
                                                                                              Class of Units
                                                                             -------------------------------------------------------
                                                                             Series A               Value              Percentage
    Partner                                                                  Preferred               of                    of
       #                                                                      Shares              Series A              Series A
------------------------------------------------------------------------------------------------------------------------------------
   1 VORNADO REALTY TRUST                                                     5,727,952            $294,359,453         100.0000%
          VORNADO REALTY TRUST
             Vornado Finance Corp
             Vornado Investment Corporation
             40 East 14 Realty Associates
             General Partnership
             825 Seventh Avenue Holding Corporation
             Menands Holdings Corporation
             Two Guys From Harrison, N.Y. , Inc.
             VRT (Units issued in 909 refinancing)

 188 Washington Design Center, L.L.C.
 189 Merchandise Mart Owners, L.L.C.
 203 H2K L.L.C. (Merchandise Mart Enterprises, L.L.C.)
 200 World Trade Center Chicago, L.L.C.

 192 Goldman Sachs (Greene Street) 1998 Exchange Fund L.P. (D-1)
 239 Meadowbrook Equity Fund II, LLC. (D-2)
 240 Goldman Sachs 1999 Exchange Place Fund, LP (D-3)
 241 TMCT II, LLC (D-4)
1000 GS-MSD Select Sponsors, L.P. (D-5)
     SSB Tax Advantage Exchange Fund III REIT, Inc. (D-6)
     Goldman Sachs 2000 Exchange Place Fund, LP (D-7)
     SSB Tax Advantage Exchange Fund III REIT, Inc. (D-8)
     GSEP 2001 REALTY CORP.(D-9)

     58  Lexington Associates LP (F-1)

 242 Commonwealth Atlantic Properties Inc.
 243 Commonwealth Atlantic - Crystal City OP Holding Inc.

 197 Jacob H Froelich, Jr.
 194 S.D. Phillips
 196 George W Lyles
 199 Canoe House Partners, LLC

 193 Roaring Gap Limited Partnership
 195 Phillips Property Company, LLC

     NEWKIRK PARTNERS

 106 The Mendik Partnership, L.P.
 191 Mendik Holdings L.L.C.
  40 FW / Mendik  REIT, L.L.C.
1279 Mendik Realty Company
 107 Mendik RELP Corp.
1272 1992 Jessica Greenbaum Trust
1273 1992 Allison Greenbaum Trust
 251 2750 Associates Limited Partnership
   6 Abrams, Trust U/W/O Ralph
 214 ACI Associates
   7 Adler, Robert
1002 Alibo Financing Corp.
 215 Allen & Company Incorporated
 216 Allen, C. Robert III
   8 Alpert, Vicki
   9 Ambassador Construction Company, Inc.
  10 Aschendorf- Shasha, Ellen
  11 Ash, Herbert
 171 Aubert, Lysa
  13 Barr, Thomas
  12 Barkin, Leonard
 173 Batkin, Nancy 1998 Trust u/a/d 5/11/98
  17 Berenson, David
  18 Berenson, Joan
  19 Berenson, Richard
  20 Berenson, Robert
 174 Berger, Alice C.
  21 Bianculli, Louis
  22 Bierman, Jacquin
  23 Blumenthal, Joel Marie
 190 Bonk, Chris
  24 Braverman, Madlyn
 217 Burack, Daniel A.
     CALLOWAY, NICOLE DUNAY
  26 Carb, Sally
 244 Carney, Margaret R.
  28 Chambers, Robert
  25 CHO Enterprises
 218 Damson, Barrie
  30 Dembner, Shirley
  29 Dembner, Shirley UGMA for Lindsey Dembner
1274 DL Investment
  31 Doner, Max
  32 Downey, Michael
  33 Dryfoos, Jacqueline
  34 Dubrowski, Raymond




                                                                                                    $25.00
                                                                                                 Class of Units
                                                                          ----------------------------------------------------------
                                                                          Series B                  Value              Percentage
    Partner                                                               Preferred                   of                   of
       #                                                                   Shares                  Series B             Series B
------------------------------------------------------------------------------------------------------------------------------------
   1 VORNADO REALTY TRUST                                                 3,400,000              $85,000,000            100.0000%
          VORNADO REALTY TRUST
             Vornado Finance Corp
             Vornado Investment Corporation
             40 East 14 Realty Associates
             General Partnership
             825 Seventh Avenue Holding Corporation
             Menands Holdings Corporation
             Two Guys From Harrison, N.Y. , Inc.
             VRT (Units issued in 909 refinancing)

 188 Washington Design Center, L.L.C.
 189 Merchandise Mart Owners, L.L.C.
 203 H2K L.L.C. (Merchandise Mart Enterprises, L.L.C.)
 200 World Trade Center Chicago, L.L.C.

 192 Goldman Sachs (Greene Street) 1998 Exchange Fund L.P. (D-1)
 239 Meadowbrook Equity Fund II, LLC. (D-2)
 240 Goldman Sachs 1999 Exchange Place Fund, LP (D-3)
 241 TMCT II, LLC (D-4)
1000 GS-MSD Select Sponsors, L.P. (D-5)
     SSB Tax Advantage Exchange Fund III REIT, Inc. (D-6)
     Goldman Sachs 2000 Exchange Place Fund, LP (D-7)
     SSB Tax Advantage Exchange Fund III REIT, Inc. (D-8)
     GSEP 2001 REALTY CORP.(D-9)

     58  Lexington Associates LP (F-1)

 242 Commonwealth Atlantic Properties Inc.
 243 Commonwealth Atlantic - Crystal City OP Holding Inc.

 197 Jacob H Froelich, Jr.
 194 S.D. Phillips
 196 George W Lyles
 199 Canoe House Partners, LLC
 193 Roaring Gap Limited Partnership
 195 Phillips Property Company, LLC

     NEWKIRK PARTNERS

 106 The Mendik Partnership, L.P.
 191 Mendik Holdings L.L.C.
  40 FW / Mendik  REIT, L.L.C.
1279 Mendik Realty Company
 107 Mendik RELP Corp.
1272 1992 Jessica Greenbaum Trust
1273 1992 Allison Greenbaum Trust
 251 2750 Associates Limited Partnership
   6 Abrams, Trust U/W/O Ralph
 214 ACI Associates
   7 Adler, Robert
1002 Alibo Financing Corp.
 215 Allen & Company Incorporated
 216 Allen, C. Robert III
   8 Alpert, Vicki
   9 Ambassador Construction Company, Inc.
  10 Aschendorf- Shasha, Ellen
  11 Ash, Herbert
 171 Aubert, Lysa
  13 Barr, Thomas
  12 Barkin, Leonard
 173 Batkin, Nancy 1998 Trust u/a/d 5/11/98
  17 Berenson, David
  18 Berenson, Joan
  19 Berenson, Richard
  20 Berenson, Robert
 174 Berger, Alice C.
  21 Bianculli, Louis
  22 Bierman, Jacquin
  23 Blumenthal, Joel Marie
 190 Bonk, Chris
  24 Braverman, Madlyn
 217 Burack, Daniel A.
     CALLOWAY, NICOLE DUNAY
  26 Carb, Sally
 244 Carney, Margaret R.
  28 Chambers, Robert
  25 CHO Enterprises
 218 Damson, Barrie
  30 Dembner, Shirley
  29 Dembner, Shirley UGMA for Lindsey Dembner
1274 DL Investment
  31 Doner, Max
  32 Downey, Michael
  33 Dryfoos, Jacqueline
  34 Dubrowski, Raymond



                                                                                                       $25.00
                                                                                                   Class of Units
                                                                                   -------------------------------------------------
                                                                                    Series C           Value           Percentage
    Partner                                                                        Preferred             of                of
       #                                                                             Shares           Series C          Series C
------------------------------------------------------------------------------------------------------------------------------------
     1 VORNADO REALTY TRUST                                                        4,600,000         $115,000,000       100.0000%
            VORNADO REALTY TRUST
               Vornado Finance Corp
               Vornado Investment Corporation
               40 East 14 Realty Associates
               General Partnership
               825 Seventh Avenue Holding Corporation
               Menands Holdings Corporation
               Two Guys From Harrison, N.Y. , Inc.
               VRT (Units issued in 909 refinancing)

   188 Washington Design Center, L.L.C.
   189 Merchandise Mart Owners, L.L.C.
   203 H2K L.L.C. (Merchandise Mart Enterprises, L.L.C.)
   200 World Trade Center Chicago, L.L.C.

   192 Goldman Sachs (Greene Street) 1998 Exchange Fund L.P. (D-1)
   239 Meadowbrook Equity Fund II, LLC. (D-2)
   240 Goldman Sachs 1999 Exchange Place Fund, LP (D-3)
   241 TMCT II, LLC (D-4)
  1000 GS-MSD Select Sponsors, L.P. (D-5)
       SSB Tax Advantage Exchange Fund III REIT, Inc. (D-6)
       Goldman Sachs 2000 Exchange Place Fund, LP (D-7)
       SSB Tax Advantage Exchange Fund III REIT, Inc. (D-8)
       GSEP 2001 REALTY CORP.(D-9)

       58  Lexington Associates LP (F-1)

   242 Commonwealth Atlantic Properties Inc.
   243 Commonwealth Atlantic - Crystal City OP Holding Inc.

   197 Jacob H Froelich, Jr.
   194 S.D. Phillips
   196 George W Lyles
   199 Canoe House Partners, LLC
   193 Roaring Gap Limited Partnership
   195 Phillips Property Company, LLC

       NEWKIRK PARTNERS (SEE ATTACHED SCHEDULE)

   106 The Mendik Partnership, L.P.
   191 Mendik Holdings L.L.C.
    40 FW / Mendik  REIT, L.L.C.
  1279 Mendik Realty Company
   107 Mendik RELP Corp.
  1272 1992 Jessica Greenbaum Trust
  1273 1992 Allison Greenbaum Trust
   251 2750 Associates Limited Partnership
     6 Abrams, Trust U/W/O Ralph
   214 ACI Associates
     7 Adler, Robert
  1002 Alibo Financing Corp.
   215 Allen & Company Incorporated
   216 Allen, C. Robert III
     8 Alpert, Vicki
     9 Ambassador Construction Company, Inc.
    10 Aschendorf- Shasha, Ellen
    11 Ash, Herbert
   171 Aubert, Lysa
    13 Barr, Thomas
    12 Barkin, Leonard
   173 Batkin, Nancy 1998 Trust u/a/d 5/11/98
    17 Berenson, David
    18 Berenson, Joan
    19 Berenson, Richard
    20 Berenson, Robert
   174 Berger, Alice C.
    21 Bianculli, Louis
    22 Bierman, Jacquin
    23 Blumenthal, Joel Marie
   190 Bonk, Chris
    24 Braverman, Madlyn
   217 Burack, Daniel A.
       CALLOWAY, NICOLE DUNAY
    26 Carb, Sally
   244 Carney, Margaret R.
    28 Chambers, Robert
    25 CHO Enterprises
   218 Damson, Barrie
    30 Dembner, Shirley
    29 Dembner, Shirley UGMA for Lindsey Dembner
  1274 DL Investment
    31 Doner, Max
    32 Downey, Michael
    33 Dryfoos, Jacqueline
    34 Dubrowski, Raymond


                                                                                                   $50.00
                                                                                               Class of Units
                                                                                  --------------------------------------------------
                                                                                  Series B-1        Value          Percentage
    Partner                                                                        Preferred          of               of
       #                                                                             Units        Series B-1       Series B-1
------------------------------------------------------------------------------------------------------------------------------------
               1 VORNADO REALTY TRUST
                      VORNADO REALTY TRUST
                         Vornado Finance Corp
                         Vornado Investment Corporation
                         40 East 14 Realty Associates
                         General Partnership
                         825 Seventh Avenue Holding Corporation
                         Menands Holdings Corporation
                         Two Guys From Harrison, N.Y. , Inc.
                         VRT (Units issued in 909 refinancing)

             188 Washington Design Center, L.L.C.                                      200,000      $10,000,000      22.23%
             189 Merchandise Mart Owners, L.L.C.                                       699,566      $34,978,300      77.77%
             203 H2K L.L.C. (Merchandise Mart Enterprises, L.L.C.)
             200 World Trade Center Chicago, L.L.C.

             192 Goldman Sachs (Greene Street) 1998 Exchange Fund L.P. (D-1)
             239 Meadowbrook Equity Fund II, LLC. (D-2)
             240 Goldman Sachs 1999 Exchange Place Fund, LP (D-3)
             241 TMCT II, LLC (D-4)
            1000 GS-MSD Select Sponsors, L.P. (D-5)
                 SSB Tax Advantage Exchange Fund III REIT, Inc. (D-6)
                 Goldman Sachs 2000 Exchange Place Fund, LP (D-7)
                 SSB Tax Advantage Exchange Fund III REIT, Inc. (D-8)
                 GSEP 2001 REALTY CORP.(D-9)

                 58  Lexington Associates LP (F-1)

             242 Commonwealth Atlantic Properties Inc.
             243 Commonwealth Atlantic - Crystal City OP Holding Inc.

             197 Jacob H Froelich, Jr.
             194 S.D. Phillips
             196 George W Lyles
             199 Canoe House Partners, LLC
             193 Roaring Gap Limited Partnership
             195 Phillips Property Company, LLC

                 NEWKIRK PARTNERS

             106 The Mendik Partnership, L.P.
             191 Mendik Holdings L.L.C.
              40 FW / Mendik  REIT, L.L.C.
            1279 Mendik Realty Company
             107 Mendik RELP Corp.
            1272 1992 Jessica Greenbaum Trust
            1273 1992 Allison Greenbaum Trust
             251 2750 Associates Limited Partnership
               6 Abrams, Trust U/W/O Ralph
             214 ACI Associates
               7 Adler, Robert
            1002 Alibo Financing Corp.
             215 Allen & Company Incorporated
             216 Allen, C. Robert III
               8 Alpert, Vicki
               9 Ambassador Construction Company, Inc.
              10 Aschendorf- Shasha, Ellen
              11 Ash, Herbert
             171 Aubert, Lysa
              13 Barr, Thomas
              12 Barkin, Leonard
             173 Batkin, Nancy 1998 Trust u/a/d 5/11/98
              17 Berenson, David
              18 Berenson, Joan
              19 Berenson, Richard
              20 Berenson, Robert
             174 Berger, Alice C.
              21 Bianculli, Louis
              22 Bierman, Jacquin
              23 Blumenthal, Joel Marie
             190 Bonk, Chris
              24 Braverman, Madlyn
             217 Burack, Daniel A.
                 CALLOWAY, NICOLE DUNAY
              26 Carb, Sally
             244 Carney, Margaret R.
              28 Chambers, Robert
              25 CHO Enterprises
             218 Damson, Barrie
              30 Dembner, Shirley
              29 Dembner, Shirley UGMA for Lindsey Dembner
            1274 DL Investment
              31 Doner, Max
              32 Downey, Michael
              33 Dryfoos, Jacqueline
              34 Dubrowski, Raymond

                                                                                                           $50.00
                                                                                                       Class of Units
                                                                                         -------------------------------------------
                                                                                         Series B-2         Value        Percentage
    Partner                                                                              Preferred            of             of
       #                                                                                  Units           Series B-2     Series B-2
------------------------------------------------------------------------------------------------------------------------------------

               1 VORNADO REALTY TRUST
                      VORNADO REALTY TRUST
                         Vornado Finance Corp
                         Vornado Investment Corporation
                         40 East 14 Realty Associates
                         General Partnership
                         825 Seventh Avenue Holding Corporation
                         Menands Holdings Corporation
                         Two Guys From Harrison, N.Y. , Inc.
                         VRT (Units issued in 909 refinancing)

             188 Washington Design Center, L.L.C.                                           100,000        $5,000,000      22.23%
             189 Merchandise Mart Owners, L.L.C.                                            349,783       $17,489,150      77.77%
             203 H2K L.L.C. (Merchandise Mart Enterprises, L.L.C.)
             200 World Trade Center Chicago, L.L.C.

             192 Goldman Sachs (Greene Street) 1998 Exchange Fund L.P. (D-1)
             239 Meadowbrook Equity Fund II, LLC. (D-2)
             240 Goldman Sachs 1999 Exchange Place Fund, LP (D-3)
             241 TMCT II, LLC (D-4)
            1000 GS-MSD Select Sponsors, L.P. (D-5)
                 SSB Tax Advantage Exchange Fund III REIT, Inc. (D-6)
                 Goldman Sachs 2000 Exchange Place Fund, LP (D-7)
                 SSB Tax Advantage Exchange Fund III REIT, Inc. (D-8)
                 GSEP 2001 REALTY CORP.(D-9)

                 58  Lexington Associates LP (F-1)

             242 Commonwealth Atlantic Properties Inc.
             243 Commonwealth Atlantic - Crystal City OP Holding Inc.

             197 Jacob H Froelich, Jr.
             194 S.D. Phillips
             196 George W Lyles
             199 Canoe House Partners, LLC
             193 Roaring Gap Limited Partnership
             195 Phillips Property Company, LLC

                 NEWKIRK PARTNERS

             106 The Mendik Partnership, L.P.
             191 Mendik Holdings L.L.C.
              40 FW / Mendik  REIT, L.L.C.
            1279 Mendik Realty Company
             107 Mendik RELP Corp.
            1272 1992 Jessica Greenbaum Trust
            1273 1992 Allison Greenbaum Trust
             251 2750 Associates Limited Partnership
               6 Abrams, Trust U/W/O Ralph
             214 ACI Associates
               7 Adler, Robert
            1002 Alibo Financing Corp.
             215 Allen & Company Incorporated
             216 Allen, C. Robert III
               8 Alpert, Vicki
               9 Ambassador Construction Company, Inc.
              10 Aschendorf- Shasha, Ellen
              11 Ash, Herbert
             171 Aubert, Lysa
              13 Barr, Thomas
              12 Barkin, Leonard
             173 Batkin, Nancy 1998 Trust u/a/d 5/11/98
              17 Berenson, David
              18 Berenson, Joan
              19 Berenson, Richard
              20 Berenson, Robert
             174 Berger, Alice C.
              21 Bianculli, Louis
              22 Bierman, Jacquin
              23 Blumenthal, Joel Marie
             190 Bonk, Chris
              24 Braverman, Madlyn
             217 Burack, Daniel A.
                 CALLOWAY, NICOLE DUNAY
              26 Carb, Sally
             244 Carney, Margaret R.
              28 Chambers, Robert
              25 CHO Enterprises
             218 Damson, Barrie
              30 Dembner, Shirley
              29 Dembner, Shirley UGMA for Lindsey Dembner
            1274 DL Investment
              31 Doner, Max
              32 Downey, Michael
              33 Dryfoos, Jacqueline
              34 Dubrowski, Raymond


                                                                                                     $25.00
                                                                                                 Class of Units
                                                                                   ------------------------------------------------
                                                                                    Series C-1       Value        Percentage
    Partner                                                                         Preferred         of             of
       #                                                                              Units        Series C-1     Series C-1
------------------------------------------------------------------------------------------------------------------------------------
   1 VORNADO REALTY TRUST
          VORNADO REALTY TRUST
             Vornado Finance Corp
             Vornado Investment Corporation
             40 East 14 Realty Associates
             General Partnership
             825 Seventh Avenue Holding Corporation
             Menands Holdings Corporation
             Two Guys From Harrison, N.Y. , Inc.
             VRT (Units issued in 909 refinancing)

 188 Washington Design Center, L.L.C.
 189 Merchandise Mart Owners, L.L.C.
 203 H2K L.L.C. (Merchandise Mart Enterprises, L.L.C.)
 200 World Trade Center Chicago, L.L.C.

 192 Goldman Sachs (Greene Street) 1998 Exchange Fund L.P. (D-1)
 239 Meadowbrook Equity Fund II, LLC. (D-2)
 240 Goldman Sachs 1999 Exchange Place Fund, LP (D-3)
 241 TMCT II, LLC (D-4)
1000 GS-MSD Select Sponsors, L.P. (D-5)
     SSB Tax Advantage Exchange Fund III REIT, Inc. (D-6)
     Goldman Sachs 2000 Exchange Place Fund, LP (D-7)
     SSB Tax Advantage Exchange Fund III REIT, Inc. (D-8)
     GSEP 2001 REALTY CORP.(D-9)

     58  Lexington Associates LP (F-1)

 242 Commonwealth Atlantic Properties Inc.
 243 Commonwealth Atlantic - Crystal City OP Holding Inc.

 197 Jacob H Froelich, Jr.                                                          150,067        $7,503,350      20.0648%
 194 S.D. Phillips                                                                    9,976          $498,800       1.3338%
 196 George W Lyles                                                                  70,044        $3,502,200       9.3653%
 199 Canoe House Partners, LLC                                                      200,090       $10,004,500      26.7531%
 193 Roaring Gap Limited Partnership                                                290,158       $14,507,900      38.7957%
 195 Phillips Property Company, LLC                                                  27,577        $1,378,850       3.6872%

     NEWKIRK PARTNERS

 106 The Mendik Partnership, L.P.
 191 Mendik Holdings L.L.C.
  40 FW / Mendik  REIT, L.L.C.
1279 Mendik Realty Company
 107 Mendik RELP Corp.
1272 1992 Jessica Greenbaum Trust
1273 1992 Allison Greenbaum Trust
 251 2750 Associates Limited Partnership
   6 Abrams, Trust U/W/O Ralph
 214 ACI Associates
   7 Adler, Robert
1002 Alibo Financing Corp.
 215 Allen & Company Incorporated
 216 Allen, C. Robert III
   8 Alpert, Vicki
   9 Ambassador Construction Company, Inc.
  10 Aschendorf- Shasha, Ellen
  11 Ash, Herbert
 171 Aubert, Lysa
  13 Barr, Thomas
  12 Barkin, Leonard
 173 Batkin, Nancy 1998 Trust u/a/d 5/11/98
  17 Berenson, David
  18 Berenson, Joan
  19 Berenson, Richard
  20 Berenson, Robert
 174 Berger, Alice C.
  21 Bianculli, Louis
  22 Bierman, Jacquin
  23 Blumenthal, Joel Marie
 190 Bonk, Chris
  24 Braverman, Madlyn
 217 Burack, Daniel A.
     CALLOWAY, NICOLE DUNAY
  26 Carb, Sally
 244 Carney, Margaret R.
  28 Chambers, Robert
  25 CHO Enterprises
 218 Damson, Barrie
  30 Dembner, Shirley
  29 Dembner, Shirley UGMA for Lindsey Dembner
1274 DL Investment
  31 Doner, Max
  32 Downey, Michael
  33 Dryfoos, Jacqueline
  34 Dubrowski, Raymond


                               VORNADO REALTY L.P.
                       PARTNERS AND PARTNERSHIP INTERESTS
                              EXHIBIT A (09/25/01)
                 ISSUANCE OF D-9 UNITS TO GSEP 2001 REALTY CORP.

                                                                                                       $25.00
                                                                                                    Class of Units
                                                                                  --------------------------------------------------
                                                                                  Series D-(1-9)          Value        Percentage
    Partner                                                                         Preferred              of               of
       #                                                                              Units          Series D-(1-9)   Series D-(1-9)
------------------------------------------------------------------------------------------------------------------------------------
               1 VORNADO REALTY TRUST
                      VORNADO REALTY TRUST
                         Vornado Finance Corp
                         Vornado Investment Corporation
                         40 East 14 Realty Associates
                         General Partnership
                         825 Seventh Avenue Holding Corporation
                         Menands Holdings Corporation
                         Two Guys From Harrison, N.Y. , Inc.
                         VRT (Units issued in 909 refinancing)

             188 Washington Design Center, L.L.C.
             189 Merchandise Mart Owners, L.L.C.
             203 H2K L.L.C.   (Merchandise Mart Enterprises, L.L.C.)
             200 World Trade Center Chicago, L.L.C.

             192 Goldman Sachs (Greene Street) 1998 Exchange
                 Fund L.P. (D-1)                                                   3,500,000         $87,500,000             9.92%
             239 Meadowbrook Equity Fund II, LLC. (D-2)                              549,336         $27,466,800             3.11%
             240 Goldman Sachs 1999 Exchange Place Fund, LP (D-3)                  8,000,000        $200,000,000            22.68%
             241 TMCT II, LLC (D-4)                                                5,000,000        $125,000,000            14.17%
            1000 GS-MSD Select Sponsors, L.P. (D-5)                                7,480,000        $187,000,000            21.20%
                 SSB Tax Advantage Exchange Fund III REIT, Inc. (D-6)                840,000         $21,000,000             2.38%
                 Goldman Sachs 2000 Exchange Place Fund, LP (D-7)                  7,200,000        $180,000,000            20.41%
                 SSB Tax Advantage Exchange Fund III REIT, Inc. (D-8)                360,000          $9,000,000             1.02%
                 GSEP 2001 REALTY CORP.(D-9)                                       1,800,000          45,000,000             5.10%

                 58  Lexington Associates LP (F-1)

             242 Commonwealth Atlantic Properties Inc.
             243 Commonwealth Atlantic - Crystal City OP Holding Inc.

             197 Jacob H Froelich, Jr.
             194 S.D. Phillips
             196 George W Lyles
             199 Canoe House Partners, LLC
             193 Roaring Gap Limited Partnership
             195 Phillips Property Company, LLC

                 NEWKIRK PARTNERS

             106 The Mendik Partnership, L.P.
             191 Mendik Holdings L.L.C.
              40 FW / Mendik  REIT, L.L.C.
            1279 Mendik Realty Company
             107 Mendik RELP Corp.
            1272 1992 Jessica Greenbaum Trust
            1273 1992 Allison Greenbaum Trust
             251 2750 Associates Limited Partnership
               6 Abrams, Trust U/W/O Ralph
             214 ACI Associates
               7 Adler, Robert
            1002 Alibo Financing Corp.
             215 Allen & Company Incorporated
             216 Allen, C. Robert III
               8 Alpert, Vicki
               9 Ambassador Construction Company, Inc.
              10 Aschendorf- Shasha, Ellen
              11 Ash, Herbert
             171 Aubert, Lysa
              13 Barr, Thomas
              12 Barkin, Leonard
             173 Batkin, Nancy 1998 Trust u/a/d 5/11/98
              17 Berenson, David
              18 Berenson, Joan
              19 Berenson, Richard
              20 Berenson, Robert
             174 Berger, Alice C.
              21 Bianculli, Louis
              22 Bierman, Jacquin
              23 Blumenthal, Joel Marie
             190 Bonk, Chris
              24 Braverman, Madlyn
             217 Burack, Daniel A.
                 CALLOWAY, NICOLE DUNAY
              26 Carb, Sally
             244 Carney, Margaret R.
              28 Chambers, Robert
              25 CHO Enterprises
             218 Damson, Barrie
              30 Dembner, Shirley
              29 Dembner, Shirley UGMA for Lindsey Dembner
            1274 DL Investment
              31 Doner, Max
              32 Downey, Michael
              33 Dryfoos, Jacqueline
              34 Dubrowski, Raymond



                                                                                                          $50.00
                                                                                                       Class of Units
                                                                                       ---------------------------------------------
                                                                                       Series E-1         Value          Percentage
    Partner                                                                            Preferred            of               of
       #                                                                                 Units          Series E-1       Series E-1
------------------------------------------------------------------------------------------------------------------------------------
 1 VORNADO REALTY TRUST
        VORNADO REALTY TRUST
           Vornado Finance Corp
           Vornado Investment Corporation
           40 East 14 Realty Associates
           General Partnership
           825 Seventh Avenue Holding Corporation
           Menands Holdings Corporation
           Two Guys From Harrison, N.Y. , Inc.
           VRT (Units issued in 909 refinancing)

 188 Washington Design Center, L.L.C.
 189 Merchandise Mart Owners, L.L.C.
 203 H2K L.L.C. (Merchandise Mart Enterprises, L.L.C.)
 200 World Trade Center Chicago, L.L.C.

 192 Goldman Sachs (Greene Street) 1998 Exchange Fund L.P. (D-1)
 239 Meadowbrook Equity Fund II, LLC. (D-2)
 240 Goldman Sachs 1999 Exchange Place Fund, LP (D-3)
 241 TMCT II, LLC (D-4)
1000 GS-MSD Select Sponsors, L.P. (D-5)
    SSB Tax Advantage Exchange Fund III REIT, Inc. (D-6)
    Goldman Sachs 2000 Exchange Place Fund, LP (D-7)
    SSB Tax Advantage Exchange Fund III REIT, Inc. (D-8)
    GSEP 2001 REALTY CORP.(D-9)

   58  Lexington Associates LP (F-1)

 242 Commonwealth Atlantic Properties Inc.                                               3,899,333       $194,966,650         78.02%
 243 Commonwealth Atlantic - Crystal City OP Holding Inc.                                1,098,667        $54,933,350         21.98%

 197 Jacob H Froelich, Jr.
 194 S.D. Phillips
 196 George W Lyles
 199 Canoe House Partners, LLC
 193 Roaring Gap Limited Partnership
 195 Phillips Property Company, LLC

   NEWKIRK PARTNERS

 106 The Mendik Partnership, L.P.
 191 Mendik Holdings L.L.C.
  40 FW / Mendik  REIT, L.L.C.
1279 Mendik Realty Company
 107 Mendik RELP Corp.
1272 1992 Jessica Greenbaum Trust
1273 1992 Allison Greenbaum Trust
 251 2750 Associates Limited Partnership
   6 Abrams, Trust U/W/O Ralph
 214 ACI Associates
   7 Adler, Robert
1002 Alibo Financing Corp.
 215 Allen & Company Incorporated
 216 Allen, C. Robert III
   8 Alpert, Vicki
   9 Ambassador Construction Company, Inc.
  10 Aschendorf- Shasha, Ellen
  11 Ash, Herbert
 171 Aubert, Lysa
  13 Barr, Thomas
  12 Barkin, Leonard
 173 Batkin, Nancy 1998 Trust u/a/d 5/11/98
  17 Berenson, David
  18 Berenson, Joan
  19 Berenson, Richard
  20 Berenson, Robert
 174 Berger, Alice C.
  21 Bianculli, Louis
  22 Bierman, Jacquin
  23 Blumenthal, Joel Marie
 190 Bonk, Chris
  24 Braverman, Madlyn
 217 Burack, Daniel A.
     CALLOWAY, NICOLE DUNAY
  26 Carb, Sally
 244 Carney, Margaret R.
  28 Chambers, Robert
  25 CHO Enterprises
 218 Damson, Barrie
  30 Dembner, Shirley
  29 Dembner, Shirley UGMA for Lindsey Dembner
1274 DL Investment
  31 Doner, Max
  32 Downey, Michael
  33 Dryfoos, Jacqueline
  34 Dubrowski, Raymond



                                                                                                          $25.00
                                                                                                      Class of Units
                                                                                      ----------------------------------------------
                                                                                      Series F-1          Value         Percentage
    Partner                                                                            Preferred            of              of
       #                                                                                 Units          Series F-1      Series F-1
------------------------------------------------------------------------------------------------------------------------------------

               1 VORNADO REALTY TRUST
                      VORNADO REALTY TRUST
                         Vornado Finance Corp
                         Vornado Investment Corporation
                         40 East 14 Realty Associates
                         General Partnership
                         825 Seventh Avenue Holding Corporation
                         Menands Holdings Corporation
                         Two Guys From Harrison, N.Y. , Inc.
                         VRT (Units issued in 909 refinancing)

             188 Washington Design Center, L.L.C.
             189 Merchandise Mart Owners, L.L.C.
             203 H2K L.L.C. (Merchandise Mart Enterprises, L.L.C.)
             200 World Trade Center Chicago, L.L.C.

             192 Goldman Sachs (Greene Street) 1998 Exchange Fund L.P. (D-1)
             239 Meadowbrook Equity Fund II, LLC. (D-2)
             240 Goldman Sachs 1999 Exchange Place Fund, LP (D-3)
             241 TMCT II, LLC (D-4)
            1000 GS-MSD Select Sponsors, L.P. (D-5)
                 SSB Tax Advantage Exchange Fund III REIT, Inc. (D-6)
                 Goldman Sachs 2000 Exchange Place Fund, LP (D-7)
                 SSB Tax Advantage Exchange Fund III REIT, Inc. (D-8)
                 GSEP 2001 REALTY CORP.(D-9)

                 58  Lexington Associates LP (F-1)                                      400,000         10,000,000       100.00%

             242 Commonwealth Atlantic Properties Inc.
             243 Commonwealth Atlantic - Crystal City OP Holding Inc.

             197 Jacob H Froelich, Jr.
             194 S.D. Phillips
             196 George W Lyles
             199 Canoe House Partners, LLC
             193 Roaring Gap Limited Partnership
             195 Phillips Property Company, LLC

                 NEWKIRK PARTNERS

             106 The Mendik Partnership, L.P.
             191 Mendik Holdings L.L.C.
              40 FW / Mendik  REIT, L.L.C.
            1279 Mendik Realty Company
             107 Mendik RELP Corp.
            1272 1992 Jessica Greenbaum Trust
            1273 1992 Allison Greenbaum Trust
             251 2750 Associates Limited Partnership
               6 Abrams, Trust U/W/O Ralph
             214 ACI Associates
               7 Adler, Robert
            1002 Alibo Financing Corp.
             215 Allen & Company Incorporated
             216 Allen, C. Robert III
               8 Alpert, Vicki
               9 Ambassador Construction Company, Inc.
              10 Aschendorf- Shasha, Ellen
              11 Ash, Herbert
             171 Aubert, Lysa
              13 Barr, Thomas
              12 Barkin, Leonard
             173 Batkin, Nancy 1998 Trust u/a/d 5/11/98
              17 Berenson, David
              18 Berenson, Joan
              19 Berenson, Richard
              20 Berenson, Robert
             174 Berger, Alice C.
              21 Bianculli, Louis
              22 Bierman, Jacquin
              23 Blumenthal, Joel Marie
             190 Bonk, Chris
              24 Braverman, Madlyn
             217 Burack, Daniel A.
                 CALLOWAY, NICOLE DUNAY
              26 Carb, Sally
             244 Carney, Margaret R.
              28 Chambers, Robert
              25 CHO Enterprises
             218 Damson, Barrie
              30 Dembner, Shirley
              29 Dembner, Shirley UGMA for Lindsey Dembner
            1274 DL Investment
              31 Doner, Max
              32 Downey, Michael
              33 Dryfoos, Jacqueline
              34 Dubrowski, Raymond

                                                                                 ---------------------------------------------------
                                                                                  Common Units        Total            Value
    Partner                                                                      -------------       Common            Common
       #                                                                                A             Units            Units
-----------------------------------------------------------------------------------------------------------------------------------
               1 VORNADO REALTY TRUST
                      VORNADO REALTY TRUST                                        88,891,956      88,891,956      3,466,786,284
                         Vornado Finance Corp                                                              0                  0
                         Vornado Investment Corporation                                                    0                  0
                         40 East 14 Realty Associates                                                      0                  0
                         General Partnership                                                               0                  0
                         825 Seventh Avenue Holding Corporation                                            0                  0
                         Menands Holdings Corporation                                                      0                  0
                         Two Guys From Harrison, N.Y. , Inc.                                               0                  0
                         VRT (Units issued in 909 refinancing)                        13,248          13,248            516,672

             188 Washington Design Center, L.L.C.                                          0               0                  0
             189 Merchandise Mart Owners, L.L.C.                                                           0                  0
             203 H2K L.L.C. (Merchandise Mart Enterprises, L.L.C.)                   365,059         365,059         14,237,301
             200 World Trade Center Chicago, L.L.C.                                   23,948          23,948            933,972

             192 Goldman Sachs (Greene Street) 1998 Exchange Fund L.P. (D-1)                               0                  0
             239 Meadowbrook Equity Fund II, LLC. (D-2)                                                    0                  0
             240 Goldman Sachs 1999 Exchange Place Fund, LP (D-3)                                          0                  0
             241 TMCT II, LLC (D-4)                                                                        0                  0
            1000 GS-MSD Select Sponsors, L.P. (D-5)                                                        0                  0
                 SSB Tax Advantage Exchange Fund III REIT, Inc. (D-6)                                      0                  0
                 Goldman Sachs 2000 Exchange Place Fund, LP (D-7)                                          0                  0
                 SSB Tax Advantage Exchange Fund III REIT, Inc. (D-8)                                      0                  0
                 GSEP 2001 REALTY CORP.(D-9)

                 58  Lexington Associates LP (F-1)

             242 Commonwealth Atlantic Properties Inc.                                                     0                  0
             243 Commonwealth Atlantic - Crystal City OP Holding Inc.                                      0                  0

             197 Jacob H Froelich, Jr.                                               202,411         202,411          7,894,029
             194 S.D. Phillips                                                                             0                  0
             196 George W Lyles                                                                            0                  0
             199 Canoe House Partners, LLC                                                                 0                  0
             193 Roaring Gap Limited Partnership                                                           0                  0
             195 Phillips Property Company, LLC                                                            0                  0

                 NEWKIRK PARTNERS                                                  1,790,053       1,790,053         69,812,067

             106 The Mendik Partnership, L.P.                                        593,270         593,270         23,137,530
             191 Mendik Holdings L.L.C.                                                    0               0                  0
              40 FW / Mendik  REIT, L.L.C. (2)                                             0               0                  0
            1279 Mendik Realty Company                                                27,575          27,575          1,075,425
             107 Mendik RELP Corp.                                                       846             846             32,994
            1272 1992 Jessica Greenbaum Trust                                         89,030          89,030          3,472,170
            1273 1992 Allison Greenbaum Trust                                         89,030          89,030          3,472,170
             251 2750 Associates Limited Partnership                                   2,704           2,704            105,456
               6 Abrams, Trust U/W/O Ralph                                             7,244           7,244            282,516
             214 ACI Associates                                                        1,057           1,057             41,223
               7 Adler, Robert                                                         2,496           2,496             97,344
            1002 Alibo Financing Corp.                                                  1365           1,365            $53,235
             215 Allen & Company Incorporated                                          1,760           1,760             68,640
             216 Allen, C. Robert III                                                    880             880             34,320
               8 Alpert, Vicki                                                         5,228           5,228            203,892
               9 Ambassador Construction Company, Inc.                                27,939          27,939          1,089,621
              10 Aschendorf- Shasha, Ellen                                             1,710           1,710             66,690
              11 Ash, Herbert                                                            154             154              6,006
             171 Aubert, Lysa                                                          4,534           4,534            176,826
              13 Barr, Thomas                                                          1,844           1,844             71,916
              12 Barkin, Leonard                                                         962             962             37,518
             173 Batkin, Nancy 1998 Trust u/a/d 5/11/98                                6,468           6,468            252,252
              17 Berenson, David                                                       1,034           1,034             40,326
              18 Berenson, Joan                                                        1,382           1,382             53,898
              19 Berenson, Richard                                                       842             842             32,838
              20 Berenson, Robert                                                          0               0                  0
             174 Berger, Alice C.                                                          0               0                  0
              21 Bianculli, Louis                                                      5,604           5,604            218,556
              22 Bierman, Jacquin                                                      5,376           5,376            209,664
              23 Blumenthal, Joel Marie                                                  154             154              6,006
             190 Bonk, Chris                                                          83,098          83,098          3,240,822
              24 Braverman, Madlyn                                                    35,032          35,032          1,366,248
             217 Burack, Daniel A.                                                       176             176              6,864
                 CALLOWAY, NICOLE DUNAY                                                  674             674             26,286
              26 Carb, Sally                                                           1,793           1,793             69,927
             244 Carney, Margaret R.                                                   1,419           1,419             55,341
              28 Chambers, Robert                                                      8,183           8,183            319,137
              25 CHO Enterprises                                                       5,364           5,364            209,196
             218 Damson, Barrie                                                        1,144           1,144             44,616
              30 Dembner, Shirley                                                        223             223              8,697
              29 Dembner, Shirley UGMA for Lindsey Dembner                             3,462           3,462            135,018
            1274 DL Investment                                                        43,271          43,271          1,687,569
              31 Doner, Max                                                            3,364           3,364            131,196
              32 Downey, Michael                                                      89,482          89,482          3,489,798
              33 Dryfoos, Jacqueline                                                     962             962             37,518
              34 Dubrowski, Raymond                                                    2,304           2,304             89,856


                                                                        ------------------------------------------------------------
                                                                        Percentage
    Partner                                                              Common         Total           Total          Percentage
       #                                                                 Units          Units           Value           Interest
-----------------------------------------------------------------------------------------------------------------------------------

    1 VORNADO REALTY TRUST                                                           102,619,908     3,961,145,737       73.4779%
           VORNADO REALTY TRUST                                         93.8273%
              Vornado Finance Corp                                       0.0000%
              Vornado Investment Corporation                             0.0000%
              40 East 14 Realty Associates                               0.0000%
              General Partnership                                        0.0000%
              825 Seventh Avenue Holding Corporation                     0.0000%
              Menands Holdings Corporation                               0.0000%
              Two Guys From Harrison, N.Y. , Inc.                        0.0000%
              VRT (Units issued in 909 refinancing)                      0.0140%          13,248           516,672        0.0096%

  188 Washington Design Center, L.L.C.                                   0.0000%         300,000        15,000,000        0.2782%
  189 Merchandise Mart Owners, L.L.C.                                    0.0000%       1,049,349        52,467,450        0.9733%
  203 H2K L.L.C. (Merchandise Mart Enterprises, L.L.C.)                  0.3853%         365,059        14,237,301        0.2641%
  200 World Trade Center Chicago, L.L.C.                                 0.0253%          23,948           933,972        0.0173%

  192 Goldman Sachs (Greene Street) 1998 Exchange Fund L.P. (D-1)        0.0000%       3,500,000        87,500,000        1.6231%
  239 Meadowbrook Equity Fund II, LLC. (D-2)                             0.0000%         549,336        27,466,800        0.5095%
  240 Goldman Sachs 1999 Exchange Place Fund, LP (D-3)                   0.0000%       8,000,000       200,000,000        3.7099%
  241 TMCT II, LLC (D-4)                                                 0.0000%       5,000,000       125,000,000        2.3187%
 1000 GS-MSD Select Sponsors, L.P. (D-5)                                 0.0000%       7,480,000       187,000,000        3.4688%
      SSB Tax Advantage Exchange Fund III REIT, Inc. (D-6)               0.0000%         840,000        21,000,000        0.3895%
      Goldman Sachs 2000 Exchange Place Fund, LP (D-7)                   0.0000%       7,200,000       180,000,000        3.3389%
      SSB Tax Advantage Exchange Fund III REIT, Inc. (D-8)               0.0000%         360,000         9,000,000        0.1669%
      GSEP 2001 REALTY CORP.(D-9)

      58  Lexington Associates LP (F-1)                                  0.0000%               0        10,000,000        0.1855%

  242 Commonwealth Atlantic Properties Inc.                              0.0000%       3,899,333       194,966,650        3.6166%
  243 Commonwealth Atlantic - Crystal City OP Holding Inc.               0.0000%       1,098,667        54,933,350        1.0190%

  197 Jacob H Froelich, Jr.                                              0.2136%         352,478        15,397,379        0.2856%
  194 S.D. Phillips                                                      0.0000%           9,976           498,800        0.0093%
  196 George W Lyles                                                     0.0000%          70,044         3,502,200        0.0650%
  199 Canoe House Partners, LLC                                          0.0000%         200,090        10,004,500        0.1856%
  193 Roaring Gap Limited Partnership                                    0.0000%         290,158        14,507,900        0.2691%
  195 Phillips Property Company, LLC                                     0.0000%          27,577         1,378,850        0.0256%

      NEWKIRK PARTNERS                                                   1.8894%       1,790,053        69,812,067        1.2950%

  106 The Mendik Partnership, L.P.                                       0.6262%         593,270        23,137,530        0.4292%
  191 Mendik Holdings L.L.C.                                             0.0000%               0                 0        0.0000%
   40 FW / Mendik  REIT, L.L.C. (2)                                      0.0000%               0                 0        0.0000%
 1279 Mendik Realty Company                                              0.0291%          27,575         1,075,425        0.0199%
  107 Mendik RELP Corp.                                                  0.0009%             846            32,994        0.0006%
 1272 1992 Jessica Greenbaum Trust                                       0.0940%          89,030         3,472,170        0.0644%
 1273 1992 Allison Greenbaum Trust                                       0.0940%          89,030         3,472,170        0.0644%
  251 2750 Associates Limited Partnership                                0.0029%           2,704           105,456        0.0020%
    6 Abrams, Trust U/W/O Ralph                                          0.0076%           7,244           282,516        0.0052%
  214 ACI Associates                                                     0.0011%           1,057            41,223        0.0008%
    7 Adler, Robert                                                      0.0026%           2,496            97,344        0.0018%
 1002 Alibo Financing Corp.                                              0.0014%           1,365           $53,235        0.0010%
  215 Allen & Company Incorporated                                       0.0019%           1,760            68,640        0.0013%
  216 Allen, C. Robert III                                               0.0009%             880            34,320        0.0006%
    8 Alpert, Vicki                                                      0.0055%           5,228           203,892        0.0038%
    9 Ambassador Construction Company, Inc.                              0.0295%          27,939         1,089,621        0.0202%
   10 Aschendorf- Shasha, Ellen                                          0.0018%           1,710            66,690        0.0012%
   11 Ash, Herbert                                                       0.0002%             154             6,006        0.0001%
  171 Aubert, Lysa                                                       0.0048%           4,534           176,826        0.0033%
   13 Barr, Thomas                                                       0.0019%           1,844            71,916        0.0013%
   12 Barkin, Leonard                                                    0.0010%             962            37,518        0.0007%
  173 Batkin, Nancy 1998 Trust u/a/d 5/11/98                             0.0068%           6,468           252,252        0.0047%
   17 Berenson, David                                                    0.0011%           1,034            40,326        0.0007%
   18 Berenson, Joan                                                     0.0015%           1,382            53,898        0.0010%
   19 Berenson, Richard                                                  0.0009%             842            32,838        0.0006%
   20 Berenson, Robert                                                   0.0000%               0                 0        0.0000%
  174 Berger, Alice C.                                                   0.0000%               0                 0        0.0000%
   21 Bianculli, Louis                                                   0.0059%           5,604           218,556        0.0041%
   22 Bierman, Jacquin                                                   0.0057%           5,376           209,664        0.0039%
   23 Blumenthal, Joel Marie                                             0.0002%             154             6,006        0.0001%
  190 Bonk, Chris                                                        0.0877%          83,098         3,240,822        0.0601%
   24 Braverman, Madlyn                                                  0.0370%          35,032         1,366,248        0.0253%
  217 Burack, Daniel A.                                                  0.0002%             176             6,864        0.0001%
      CALLOWAY, NICOLE DUNAY                                             0.0007%             674            26,286        0.0005%
   26 Carb, Sally                                                        0.0019%           1,793            69,927        0.0013%
  244 Carney, Margaret R.                                                0.0015%           1,419            55,341        0.0010%
   28 Chambers, Robert                                                   0.0086%           8,183           319,137        0.0059%
   25 CHO Enterprises                                                    0.0057%           5,364           209,196        0.0039%
  218 Damson, Barrie                                                     0.0012%           1,144            44,616        0.0008%
   30 Dembner, Shirley                                                   0.0002%             223             8,697        0.0002%
   29 Dembner, Shirley UGMA for Lindsey Dembner                          0.0037%           3,462           135,018        0.0025%
 1274 DL Investment                                                      0.0457%          43,271         1,687,569        0.0313%
   31 Doner, Max                                                         0.0036%           3,364           131,196        0.0024%
   32 Downey, Michael                                                    0.0945%          89,482         3,489,798        0.0647%
   33 Dryfoos, Jacqueline                                                0.0010%             962            37,518        0.0007%
   34 Dubrowski, Raymond                                                 0.0024%           2,304            89,856        0.0017%

                                                                                                            $51.39
                                                                                                        Class of Units
                                                                                          ------------------------------------------
                                                                                           Series A         Value         Percentage
    Partner                                                                               Preferred           of              of
       #                                                                                   Shares         Series A        Series A
------------------------------------------------------------------------------------------------------------------------------------
                 DUNAY, ALEXIA
                 EEE Investments LP
             219 Elson, Edward E.
              35 Evans, Ben
              36 FIELD, WALTER L.
              70 JESSE FIERSTEIN & CO.
              38 Fischer, Alan A.
              39 Freedman, Robert
              41 Gershon, Estate of Murray
                 Gershon. Michael
              42 Getz, Howard
              43 Getz, Sandra
              44 Getz, Sandra & Howard
              46 Gold, Frederica
             176 Ginsberg, Adele
              47 Goldberg, Clarence
              49 Goldring, Stanley
              50 Goldschmidt, Beatrice
              52 Goldschmidt, Charles
              53 Goldschmidt, Edward
              54 Goldschmidt, Lawrence
             177 Goldschmidt, Peter
             178 Goldschmidt, Richard
            1276 Gordon, Herta
             220 Gordon, Melvin
              55 Gorfinkle, Alaine
              56 Gorfinkle, Lawrence
             207 Gould Investors, L.P.
              58 Green, Bernard
              57 Green, Barbara
            1277 Greenbaum, David R.
              59 Greif, Goldie
              60 Gutenberg, Bernice
              48 H L Silbert trustee U/W of H A Goldman
             221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98
              62 Harteveldt, Robert L.
             179 Hassler, Jane
             222 Hauser, Rita F.
              64 Hirsch, Phillip J.
              63 Hirsch, Judith
                 HIRSCHTRITT, LEAH
              65 Hrusha, Alan
              66 Hutner, Anne Trust F/B/O
              37 FIERSTEIN CO.
              69 Jaffe, Elizabeth
              71 Jones, Hazel
              73 Kaufman, Robert M.
              74 Klein, Robin
              76 Knight, Laureine
              77 Komaroff, Stanley
              79 Kosloff, Andrea
              78 Kosloff, Andrea UGMA  for Adam Kosloff
              80 Kosloff, Andrea UGMA for Justin Kosloff
             246 Koven, Corey
             181 Koven , Esther
                 Kramer, Terry Allen
             223 Kramer, Irwin H & Terry Allen  JTWROS
            1003 Kramer, Irwin H & Terry Allen  tt for the Terry
                  Allen Kramer Trust
              84 Kramer, Saul
              85 Kuhn, James D.
              86 Kuhn, Leo
              88 Kurshan, Herbert
             224 Langenmyer Co.
              89 Lauder, Leonard
              90 Lauder, Ronald
              91 Leff, Joseph
              92 Leff, Valerie
              93 Lefkowitz, Howard
              95 Liroff, Harriett
              96 Liroff, Richard
              98 Loewengart, Irene
              99 Lovitz, David
             187 M. Westport Associates
             225 M-L Three
             100 Maayan Partners
             247 Magid, Eleanore
             226 Mahoney, David J.
                 Mahoney, David J. Estate of
             227 Mank, Edward H.
             101 Marvin, Morton
             102 Marvin, Suzanne
             103 Maynard, Jean
             104 Mazer, David
             105 Mazer, Richard
             228 McKee, William S.
            1278 Meister, Wendy A.
             229 Meister, Robert A.
            1280 Mendik, Bernard

                                                                                                          $25.00
                                                                                                      Class of Units
                                                                                      ----------------------------------------------
                                                                                      Series B         Value        Percentage
    Partner                                                                           Preferred         of              of
       #                                                                               Shares        Series B        Series B
---------------------------------------------------------------------------------------------------------------------------------
                 DUNAY, ALEXIA
                 EEE Investments LP
             219 Elson, Edward E.
              35 Evans, Ben
              36 FIELD, WALTER L.
              70 JESSE FIERSTEIN & CO.
              38 Fischer, Alan A.
              39 Freedman, Robert
              41 Gershon, Estate of Murray
                 Gershon. Michael
              42 Getz, Howard
              43 Getz, Sandra
              44 Getz, Sandra & Howard
              46 Gold, Frederica
             176 Ginsberg, Adele
              47 Goldberg, Clarence
              49 Goldring, Stanley
              50 Goldschmidt, Beatrice
              52 Goldschmidt, Charles
              53 Goldschmidt, Edward
              54 Goldschmidt, Lawrence
             177 Goldschmidt, Peter
             178 Goldschmidt, Richard
            1276 Gordon, Herta
             220 Gordon, Melvin
              55 Gorfinkle, Alaine
              56 Gorfinkle, Lawrence
             207 Gould Investors, L.P.
              58 Green, Bernard
              57 Green, Barbara
            1277 Greenbaum, David R.
              59 Greif, Goldie
              60 Gutenberg, Bernice
              48 H L Silbert trustee U/W of H A Goldman
             221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98
              62 Harteveldt, Robert L.
             179 Hassler, Jane
             222 Hauser, Rita F.
              64 Hirsch, Phillip J.
              63 Hirsch, Judith
                 HIRSCHTRITT, LEAH
              65 Hrusha, Alan
              66 Hutner, Anne Trust F/B/O
              37 FIERSTEIN CO.
              69 Jaffe, Elizabeth
              71 Jones, Hazel
              73 Kaufman, Robert M.
              74 Klein, Robin
              76 Knight, Laureine
              77 Komaroff, Stanley
              79 Kosloff, Andrea
              78 Kosloff, Andrea UGMA  for Adam Kosloff
              80 Kosloff, Andrea UGMA for Justin Kosloff
             246 Koven, Corey
             181 Koven , Esther
                 Kramer, Terry Allen
             223 Kramer, Irwin H & Terry Allen  JTWROS
            1003 Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
              84 Kramer, Saul
              85 Kuhn, James D.
              86 Kuhn, Leo
              88 Kurshan, Herbert
             224 Langenmyer Co.
              89 Lauder, Leonard
              90 Lauder, Ronald
              91 Leff, Joseph
              92 Leff, Valerie
              93 Lefkowitz, Howard
              95 Liroff, Harriett
              96 Liroff, Richard
              98 Loewengart, Irene
              99 Lovitz, David
             187 M. Westport Associates
             225 M-L Three
             100 Maayan Partners
             247 Magid, Eleanore
             226 Mahoney, David J.
                 Mahoney, David J. Estate of
             227 Mank, Edward H.
             101 Marvin, Morton
             102 Marvin, Suzanne
             103 Maynard, Jean
             104 Mazer, David
             105 Mazer, Richard
             228 McKee, William S.
            1278 Meister, Wendy A.
             229 Meister, Robert A.
            1280 Mendik, Bernard


                                                                                                           $25.00
                                                                                                       Class of Units
                                                                                        --------------------------------------------
                                                                                         Series C         Value        Percentage
    Partner                                                                             Preferred          of             of
       #                                                                                  Shares         Series C       Series C
------------------------------------------------------------------------------------------------------------------------------------
                 DUNAY, ALEXIA
                 EEE Investments LP
             219 Elson, Edward E.
              35 Evans, Ben
              36 FIELD, WALTER L.
              70 JESSE FIERSTEIN & CO.
              38 Fischer, Alan A.
              39 Freedman, Robert
              41 Gershon, Estate of Murray
                 Gershon. Michael
              42 Getz, Howard
              43 Getz, Sandra
              44 Getz, Sandra & Howard
              46 Gold, Frederica
             176 Ginsberg, Adele
              47 Goldberg, Clarence
              49 Goldring, Stanley
              50 Goldschmidt, Beatrice
              52 Goldschmidt, Charles
              53 Goldschmidt, Edward
              54 Goldschmidt, Lawrence
             177 Goldschmidt, Peter
             178 Goldschmidt, Richard
            1276 Gordon, Herta
             220 Gordon, Melvin
              55 Gorfinkle, Alaine
              56 Gorfinkle, Lawrence
             207 Gould Investors, L.P.
              58 Green, Bernard
              57 Green, Barbara
            1277 Greenbaum, David R.
              59 Greif, Goldie
              60 Gutenberg, Bernice
              48 H L Silbert trustee U/W of H A Goldman
             221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98
              62 Harteveldt, Robert L.
             179 Hassler, Jane
             222 Hauser, Rita F.
              64 Hirsch, Phillip J.
              63 Hirsch, Judith
                 HIRSCHTRITT, LEAH
              65 Hrusha, Alan
              66 Hutner, Anne Trust F/B/O
              37 FIERSTEIN CO.
              69 Jaffe, Elizabeth
              71 Jones, Hazel
              73 Kaufman, Robert M.
              74 Klein, Robin
              76 Knight, Laureine
              77 Komaroff, Stanley
              79 Kosloff, Andrea
              78 Kosloff, Andrea UGMA  for Adam Kosloff
              80 Kosloff, Andrea UGMA for Justin Kosloff
             246 Koven, Corey
             181 Koven , Esther
                 Kramer, Terry Allen
             223 Kramer, Irwin H & Terry Allen  JTWROS
            1003 Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
              84 Kramer, Saul
              85 Kuhn, James D.
              86 Kuhn, Leo
              88 Kurshan, Herbert
             224 Langenmyer Co.
              89 Lauder, Leonard
              90 Lauder, Ronald
              91 Leff, Joseph
              92 Leff, Valerie
              93 Lefkowitz, Howard
              95 Liroff, Harriett
              96 Liroff, Richard
              98 Loewengart, Irene
              99 Lovitz, David
             187 M. Westport Associates
             225 M-L Three
             100 Maayan Partners
             247 Magid, Eleanore
             226 Mahoney, David J.
                 Mahoney, David J. Estate of
             227 Mank, Edward H.
             101 Marvin, Morton
             102 Marvin, Suzanne
             103 Maynard, Jean
             104 Mazer, David
             105 Mazer, Richard
             228 McKee, William S.
            1278 Meister, Wendy A.
             229 Meister, Robert A.
            1280 Mendik, Bernard

                                                                                                         $50.00
                                                                                                     Class of Units
                                                                                     -----------------------------------------------
                                                                                     Series B-1        Value        Percentage
    Partner                                                                          Preferred           of              of
       #                                                                               Units         Series B-1      Series B-1
------------------------------------------------------------------------------------------------------------------------------------
                 DUNAY, ALEXIA
                 EEE Investments LP
             219 Elson, Edward E.
              35 Evans, Ben
              36 FIELD, WALTER L.
              70 JESSE FIERSTEIN & CO.
              38 Fischer, Alan A.
              39 Freedman, Robert
              41 Gershon, Estate of Murray
                 Gershon. Michael
              42 Getz, Howard
              43 Getz, Sandra
              44 Getz, Sandra & Howard
              46 Gold, Frederica
             176 Ginsberg, Adele
              47 Goldberg, Clarence
              49 Goldring, Stanley
              50 Goldschmidt, Beatrice
              52 Goldschmidt, Charles
              53 Goldschmidt, Edward
              54 Goldschmidt, Lawrence
             177 Goldschmidt, Peter
             178 Goldschmidt, Richard
            1276 Gordon, Herta
             220 Gordon, Melvin
              55 Gorfinkle, Alaine
              56 Gorfinkle, Lawrence
             207 Gould Investors, L.P.
              58 Green, Bernard
              57 Green, Barbara
            1277 Greenbaum, David R.
              59 Greif, Goldie
              60 Gutenberg, Bernice
              48 H L Silbert trustee U/W of H A Goldman
             221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98
              62 Harteveldt, Robert L.
             179 Hassler, Jane
             222 Hauser, Rita F.
              64 Hirsch, Phillip J.
              63 Hirsch, Judith
                 HIRSCHTRITT, LEAH
              65 Hrusha, Alan
              66 Hutner, Anne Trust F/B/O
              37 FIERSTEIN CO.
              69 Jaffe, Elizabeth
              71 Jones, Hazel
              73 Kaufman, Robert M.
              74 Klein, Robin
              76 Knight, Laureine
              77 Komaroff, Stanley
              79 Kosloff, Andrea
              78 Kosloff, Andrea UGMA  for Adam Kosloff
              80 Kosloff, Andrea UGMA for Justin Kosloff
             246 Koven, Corey
             181 Koven , Esther
                 Kramer, Terry Allen
             223 Kramer, Irwin H & Terry Allen  JTWROS
            1003 Kramer, Irwin H & Terry Allen  tt for the
                  Terry Allen Kramer Trust
              84 Kramer, Saul
              85 Kuhn, James D.
              86 Kuhn, Leo
              88 Kurshan, Herbert
             224 Langenmyer Co.
              89 Lauder, Leonard
              90 Lauder, Ronald
              91 Leff, Joseph
              92 Leff, Valerie
              93 Lefkowitz, Howard
              95 Liroff, Harriett
              96 Liroff, Richard
              98 Loewengart, Irene
              99 Lovitz, David
             187 M. Westport Associates
             225 M-L Three
             100 Maayan Partners
             247 Magid, Eleanore
             226 Mahoney, David J.
                 Mahoney, David J. Estate of
             227 Mank, Edward H.
             101 Marvin, Morton
             102 Marvin, Suzanne
             103 Maynard, Jean
             104 Mazer, David
             105 Mazer, Richard
             228 McKee, William S.
            1278 Meister, Wendy A.
             229 Meister, Robert A.
            1280 Mendik, Bernard

                                                                                                           $50.00
                                                                                                       Class of Units
                                                                                         -------------------------------------------
                                                                                          Series B-2        Value        Percentage
    Partner                                                                                Preferred         of              of
       #                                                                                     Units       Series B-2      Series B-2
-----------------------------------------------------------------------------------------------------------------------------------
                 DUNAY, ALEXIA
                 EEE Investments LP
             219 Elson, Edward E.
              35 Evans, Ben
              36 FIELD, WALTER L.
              70 JESSE FIERSTEIN & CO.
              38 Fischer, Alan A.
              39 Freedman, Robert
              41 Gershon, Estate of Murray
                 Gershon. Michael
              42 Getz, Howard
              43 Getz, Sandra
              44 Getz, Sandra & Howard
              46 Gold, Frederica
             176 Ginsberg, Adele
              47 Goldberg, Clarence
              49 Goldring, Stanley
              50 Goldschmidt, Beatrice
              52 Goldschmidt, Charles
              53 Goldschmidt, Edward
              54 Goldschmidt, Lawrence
             177 Goldschmidt, Peter
             178 Goldschmidt, Richard
            1276 Gordon, Herta
             220 Gordon, Melvin
              55 Gorfinkle, Alaine
              56 Gorfinkle, Lawrence
             207 Gould Investors, L.P.
              58 Green, Bernard
              57 Green, Barbara
            1277 Greenbaum, David R.
              59 Greif, Goldie
              60 Gutenberg, Bernice
              48 H L Silbert trustee U/W of H A Goldman
             221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98
              62 Harteveldt, Robert L.
             179 Hassler, Jane
             222 Hauser, Rita F.
              64 Hirsch, Phillip J.
              63 Hirsch, Judith
                 HIRSCHTRITT, LEAH
              65 Hrusha, Alan
              66 Hutner, Anne Trust F/B/O
              37 FIERSTEIN CO.
              69 Jaffe, Elizabeth
              71 Jones, Hazel
              73 Kaufman, Robert M.
              74 Klein, Robin
              76 Knight, Laureine
              77 Komaroff, Stanley
              79 Kosloff, Andrea
              78 Kosloff, Andrea UGMA  for Adam Kosloff
              80 Kosloff, Andrea UGMA for Justin Kosloff
             246 Koven, Corey
             181 Koven , Esther
                 Kramer, Terry Allen
             223 Kramer, Irwin H & Terry Allen  JTWROS
            1003 Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
              84 Kramer, Saul
              85 Kuhn, James D.
              86 Kuhn, Leo
              88 Kurshan, Herbert
             224 Langenmyer Co.
              89 Lauder, Leonard
              90 Lauder, Ronald
              91 Leff, Joseph
              92 Leff, Valerie
              93 Lefkowitz, Howard
              95 Liroff, Harriett
              96 Liroff, Richard
              98 Loewengart, Irene
              99 Lovitz, David
             187 M. Westport Associates
             225 M-L Three
             100 Maayan Partners
             247 Magid, Eleanore
             226 Mahoney, David J.
                 Mahoney, David J. Estate of
             227 Mank, Edward H.
             101 Marvin, Morton
             102 Marvin, Suzanne
             103 Maynard, Jean
             104 Mazer, David
             105 Mazer, Richard
             228 McKee, William S.
            1278 Meister, Wendy A.
             229 Meister, Robert A.
            1280 Mendik, Bernard


                                                                                                          $25.00
                                                                                                      Class of Units
                                                                                       ---------------------------------------------
                                                                                       Series C-1        Value        Percentage
    Partner                                                                             Preferred         of              of
       #                                                                                  Units       Series C-1      Series C-1
------------------------------------------------------------------------------------------------------------------------------------
                 DUNAY, ALEXIA
                 EEE Investments LP
             219 Elson, Edward E.
              35 Evans, Ben
              36 FIELD, WALTER L.
              70 JESSE FIERSTEIN & CO.
              38 Fischer, Alan A.
              39 Freedman, Robert
              41 Gershon, Estate of Murray
                 Gershon. Michael
              42 Getz, Howard
              43 Getz, Sandra
              44 Getz, Sandra & Howard
              46 Gold, Frederica
             176 Ginsberg, Adele
              47 Goldberg, Clarence
              49 Goldring, Stanley
              50 Goldschmidt, Beatrice
              52 Goldschmidt, Charles
              53 Goldschmidt, Edward
              54 Goldschmidt, Lawrence
             177 Goldschmidt, Peter
             178 Goldschmidt, Richard
            1276 Gordon, Herta
             220 Gordon, Melvin
              55 Gorfinkle, Alaine
              56 Gorfinkle, Lawrence
             207 Gould Investors, L.P.
              58 Green, Bernard
              57 Green, Barbara
            1277 Greenbaum, David R.
              59 Greif, Goldie
              60 Gutenberg, Bernice
              48 H L Silbert trustee U/W of H A Goldman
             221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98
              62 Harteveldt, Robert L.
             179 Hassler, Jane
             222 Hauser, Rita F.
              64 Hirsch, Phillip J.
              63 Hirsch, Judith
                 HIRSCHTRITT, LEAH
              65 Hrusha, Alan
              66 Hutner, Anne Trust F/B/O
              37 FIERSTEIN CO.
              69 Jaffe, Elizabeth
              71 Jones, Hazel
              73 Kaufman, Robert M.
              74 Klein, Robin
              76 Knight, Laureine
              77 Komaroff, Stanley
              79 Kosloff, Andrea
              78 Kosloff, Andrea UGMA  for Adam Kosloff
              80 Kosloff, Andrea UGMA for Justin Kosloff
             246 Koven, Corey
             181 Koven , Esther
                 Kramer, Terry Allen
             223 Kramer, Irwin H & Terry Allen  JTWROS
            1003 Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust
              84 Kramer, Saul
              85 Kuhn, James D.
              86 Kuhn, Leo
              88 Kurshan, Herbert
             224 Langenmyer Co.
              89 Lauder, Leonard
              90 Lauder, Ronald
              91 Leff, Joseph
              92 Leff, Valerie
              93 Lefkowitz, Howard
              95 Liroff, Harriett
              96 Liroff, Richard
              98 Loewengart, Irene
              99 Lovitz, David
             187 M. Westport Associates
             225 M-L Three
             100 Maayan Partners
             247 Magid, Eleanore
             226 Mahoney, David J.
                 Mahoney, David J. Estate of
             227 Mank, Edward H.
             101 Marvin, Morton
             102 Marvin, Suzanne
             103 Maynard, Jean
             104 Mazer, David
             105 Mazer, Richard
             228 McKee, William S.
            1278 Meister, Wendy A.
             229 Meister, Robert A.
            1280 Mendik, Bernard

                               VORNADO REALTY L.P.
                       PARTNERS AND PARTNERSHIP INTERESTS
                              EXHIBIT A (09/25/01)
                 ISSUANCE OF D-9 UNITS TO GSEP 2001 REALTY CORP.



                                                                                                       $25.00
                                                                                                   Class of Units
                                                                                 ---------------------------------------------------
                                                                                 Series D-(1-9)         Value          Percentage
    Partner                                                                         Preferred            of                of
       #                                                                              Units        Series D-(1-9)    Series D-(1-9)
------------------------------------------------------------------------------------------------------------------------------------
                 DUNAY, ALEXIA
                 EEE Investments LP
             219 Elson, Edward E.
              35 Evans, Ben
              36 FIELD, WALTER L.
              70 JESSE FIERSTEIN & CO.
              38 Fischer, Alan A.
              39 Freedman, Robert
              41 Gershon, Estate of Murray
                 Gershon. Michael
              42 Getz, Howard
              43 Getz, Sandra
              44 Getz, Sandra & Howard
              46 Gold, Frederica
             176 Ginsberg, Adele
              47 Goldberg, Clarence
              49 Goldring, Stanley
              50 Goldschmidt, Beatrice
              52 Goldschmidt, Charles
              53 Goldschmidt, Edward
              54 Goldschmidt, Lawrence
             177 Goldschmidt, Peter
             178 Goldschmidt, Richard
            1276 Gordon, Herta
             220 Gordon, Melvin
              55 Gorfinkle, Alaine
              56 Gorfinkle, Lawrence
             207 Gould Investors, L.P.
              58 Green, Bernard
              57 Green, Barbara
            1277 Greenbaum, David R.
              59 Greif, Goldie
              60 Gutenberg, Bernice
              48 H L Silbert trustee U/W of H A Goldman
             221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98
              62 Harteveldt, Robert L.
             179 Hassler, Jane
             222 Hauser, Rita F.
              64 Hirsch, Phillip J.
              63 Hirsch, Judith
                 HIRSCHTRITT, LEAH
              65 Hrusha, Alan
              66 Hutner, Anne Trust F/B/O
              37 FIERSTEIN CO.
              69 Jaffe, Elizabeth
              71 Jones, Hazel
              73 Kaufman, Robert M.
              74 Klein, Robin
              76 Knight, Laureine
              77 Komaroff, Stanley
              79 Kosloff, Andrea
              78 Kosloff, Andrea UGMA  for Adam Kosloff
              80 Kosloff, Andrea UGMA for Justin Kosloff
             246 Koven, Corey
             181 Koven, Esther
                 Kramer, Terry Allen
             223 Kramer, Irwin H & Terry Allen  JTWROS
            1003 Kramer, Irwin H & Terry Allen  tt for the Terry
                  Allen Kramer Trust
              84 Kramer, Saul
              85 Kuhn, James D.
              86 Kuhn, Leo
              88 Kurshan, Herbert
             224 Langenmyer Co.
              89 Lauder, Leonard
              90 Lauder, Ronald
              91 Leff, Joseph
              92 Leff, Valerie
              93 Lefkowitz, Howard
              95 Liroff, Harriett
              96 Liroff, Richard
              98 Loewengart, Irene
              99 Lovitz, David
             187 M. Westport Associates
             225 M-L Three
             100 Maayan Partners
             247 Magid, Eleanore
             226 Mahoney, David J.
                 Mahoney, David J. Estate of
             227 Mank, Edward H.
             101 Marvin, Morton
             102 Marvin, Suzanne
             103 Maynard, Jean
             104 Mazer, David
             105 Mazer, Richard
             228 McKee, William S.
            1278 Meister, Wendy A.
             229 Meister, Robert A.
            1280 Mendik, Bernard


                                                                                                       $50.00
                                                                                                    Class of Units
                                                                                     ----------------------------------------------
                                                                                     Series E-1         Value           Percentage
    Partner                                                                           Preferred          of                 of
       #                                                                                Units        Series E-1         Series E-1
-----------------------------------------------------------------------------------------------------------------------------------
                 DUNAY, ALEXIA
                 EEE Investments LP
             219 Elson, Edward E.
              35 Evans, Ben
              36 FIELD, WALTER L.
              70 JESSE FIERSTEIN & CO.
              38 Fischer, Alan A.
              39 Freedman, Robert
              41 Gershon, Estate of Murray
                 Gershon. Michael
              42 Getz, Howard
              43 Getz, Sandra
              44 Getz, Sandra & Howard
              46 Gold, Frederica
             176 Ginsberg, Adele
              47 Goldberg, Clarence
              49 Goldring, Stanley
              50 Goldschmidt, Beatrice
              52 Goldschmidt, Charles
              53 Goldschmidt, Edward
              54 Goldschmidt, Lawrence
             177 Goldschmidt, Peter
             178 Goldschmidt, Richard
            1276 Gordon, Herta
             220 Gordon, Melvin
              55 Gorfinkle, Alaine
              56 Gorfinkle, Lawrence
             207 Gould Investors, L.P.
              58 Green, Bernard
              57 Green, Barbara
            1277 Greenbaum, David R.
              59 Greif, Goldie
              60 Gutenberg, Bernice
              48 H L Silbert trustee U/W of H A Goldman
             221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98
              62 Harteveldt, Robert L.
             179 Hassler, Jane
             222 Hauser, Rita F.
              64 Hirsch, Phillip J.
              63 Hirsch, Judith
                 HIRSCHTRITT, LEAH
              65 Hrusha, Alan
              66 Hutner, Anne Trust F/B/O
              37 FIERSTEIN CO.
              69 Jaffe, Elizabeth
              71 Jones, Hazel
              73 Kaufman, Robert M.
              74 Klein, Robin
              76 Knight, Laureine
              77 Komaroff, Stanley
              79 Kosloff, Andrea
              78 Kosloff, Andrea UGMA  for Adam Kosloff
              80 Kosloff, Andrea UGMA for Justin Kosloff
             246 Koven, Corey
             181 Koven, Esther
                 Kramer, Terry Allen
             223 Kramer, Irwin H & Terry Allen  JTWROS
            1003 Kramer, Irwin H & Terry Allen  tt for the Terry
                  Allen Kramer Trust
              84 Kramer, Saul
              85 Kuhn, James D.
              86 Kuhn, Leo
              88 Kurshan, Herbert
             224 Langenmyer Co.
              89 Lauder, Leonard
              90 Lauder, Ronald
              91 Leff, Joseph
              92 Leff, Valerie
              93 Lefkowitz, Howard
              95 Liroff, Harriett
              96 Liroff, Richard
              98 Loewengart, Irene
              99 Lovitz, David
             187 M. Westport Associates
             225 M-L Three
             100 Maayan Partners
             247 Magid, Eleanore
             226 Mahoney, David J.
                 Mahoney, David J. Estate of
             227 Mank, Edward H.
             101 Marvin, Morton
             102 Marvin, Suzanne
             103 Maynard, Jean
             104 Mazer, David
             105 Mazer, Richard
             228 McKee, William S.
            1278 Meister, Wendy A.
             229 Meister, Robert A.
            1280 Mendik, Bernard



                                                                                                       $25.00
                                                                                                   Class of Units
                                                                                      ---------------------------------------------
                                                                                      Series F-1       Value        Percentage
    Partner                                                                           Preferred          of             of
       #                                                                                Units        Series F-1     Series F-1
-----------------------------------------------------------------------------------------------------------------------------------
                 DUNAY, ALEXIA
                 EEE Investments LP
             219 Elson, Edward E.
              35 Evans, Ben
              36 FIELD, WALTER L.
              70 JESSE FIERSTEIN & CO.
              38 Fischer, Alan A.
              39 Freedman, Robert
              41 Gershon, Estate of Murray
                 Gershon. Michael
              42 Getz, Howard
              43 Getz, Sandra
              44 Getz, Sandra & Howard
              46 Gold, Frederica
             176 Ginsberg, Adele
              47 Goldberg, Clarence
              49 Goldring, Stanley
              50 Goldschmidt, Beatrice
              52 Goldschmidt, Charles
              53 Goldschmidt, Edward
              54 Goldschmidt, Lawrence
             177 Goldschmidt, Peter
             178 Goldschmidt, Richard
            1276 Gordon, Herta
             220 Gordon, Melvin
              55 Gorfinkle, Alaine
              56 Gorfinkle, Lawrence
             207 Gould Investors, L.P.
              58 Green, Bernard
              57 Green, Barbara
            1277 Greenbaum, David R.
              59 Greif, Goldie
              60 Gutenberg, Bernice
              48 H L Silbert trustee U/W of H A Goldman
             221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98
              62 Harteveldt, Robert L.
             179 Hassler, Jane
             222 Hauser, Rita F.
              64 Hirsch, Phillip J.
              63 Hirsch, Judith
                 HIRSCHTRITT, LEAH
              65 Hrusha, Alan
              66 Hutner, Anne Trust F/B/O
              37 FIERSTEIN CO.
              69 Jaffe, Elizabeth
              71 Jones, Hazel
              73 Kaufman, Robert M.
              74 Klein, Robin
              76 Knight, Laureine
              77 Komaroff, Stanley
              79 Kosloff, Andrea
              78 Kosloff, Andrea UGMA  for Adam Kosloff
              80 Kosloff, Andrea UGMA for Justin Kosloff
             246 Koven, Corey
             181 Koven, Esther
                 Kramer, Terry Allen
             223 Kramer, Irwin H & Terry Allen  JTWROS
            1003 Kramer, Irwin H & Terry Allen  tt for the Terry
                  Allen Kramer Trust
              84 Kramer, Saul
              85 Kuhn, James D.
              86 Kuhn, Leo
              88 Kurshan, Herbert
             224 Langenmyer Co.
              89 Lauder, Leonard
              90 Lauder, Ronald
              91 Leff, Joseph
              92 Leff, Valerie
              93 Lefkowitz, Howard
              95 Liroff, Harriett
              96 Liroff, Richard
              98 Loewengart, Irene
              99 Lovitz, David
             187 M. Westport Associates
             225 M-L Three
             100 Maayan Partners
             247 Magid, Eleanore
             226 Mahoney, David J.
                 Mahoney, David J. Estate of
             227 Mank, Edward H.
             101 Marvin, Morton
             102 Marvin, Suzanne
             103 Maynard, Jean
             104 Mazer, David
             105 Mazer, Richard
             228 McKee, William S.
            1278 Meister, Wendy A.
             229 Meister, Robert A.
            1280 Mendik, Bernard



                                                                                    -----------------------------------------------
                                                                                     Common Units          Total              Value
                                                                                     ------------         Common             Common
                                                                                           A               Units              Units
------------------------------------------------------------------------------------------------------------------------------------
                DUNAY, ALEXIA                                                         674                     674            26,286
                EEE Investments LP                                                  1,760                   1,760            68,640
            219 Elson, Edward E.                                                        0                       0                 0
             35 Evans, Ben                                                            104                     104             4,056
             36 FIELD, WALTER L.                                                    1,680                   1,680            65,520
             70 JESSE FIERSTEIN & CO.                                                   0                       0                 0
             38 Fischer, Alan A.                                                    3,364                   3,364           131,196
             39 Freedman, Robert                                                    5,770                   5,770           225,030
             41 Gershon, Estate of Murray                                          10,494                  10,494           409,266
                Gershon. Michael                                                                                0                 0
             42 Getz, Howard                                                          333                     333            12,987
             43 Getz, Sandra                                                        7,328                   7,328           285,792
             44 Getz, Sandra & Howard                                                 748                     748            29,172
             46 Gold, Frederica                                                       414                     414            16,146
            176 Ginsberg, Adele                                                       932                     932            23,300
             47 Goldberg, Clarence                                                    916                     916            35,724
             49 Goldring, Stanley                                                  10,833                  10,833           422,487
             50 Goldschmidt, Beatrice                                              22,045                  22,045           859,755
             52 Goldschmidt, Charles                                               10,773                  10,773           420,147
             53 Goldschmidt, Edward                                                12,842                  12,842           500,838
             54 Goldschmidt, Lawrence                                              67,475                  67,475         2,631,525
            177 Goldschmidt, Peter                                                  2,796                   2,796           109,044
            178 Goldschmidt, Richard                                                2,796                   2,796           109,044
           1276 Gordon, Herta                                                         440                     440            17,160
            220 Gordon, Melvin                                                          0                       0                 0
             55 Gorfinkle, Alaine                                                     664                     664            25,896
             56 Gorfinkle, Lawrence                                                 3,851                   3,851           150,189
            207 Gould Investors, L.P.                                             458,964                 458,964        17,899,596
             58 Green, Bernard                                                      8,548                   8,548           333,372
             57 Green, Barbara                                                      8,546                   8,546           333,294
           1277 Greenbaum, David R.                                               525,726                 525,726        20,503,314
             59 Greif, Goldie                                                       6,724                   6,724           262,236
             60 Gutenberg, Bernice                                                    688                     688            26,832
             48 H L Silbert trustee U/W of H A Goldman                             38,692                  38,692         1,508,988
            221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98                14,708                  14,708           573,612
             62 Harteveldt, Robert L.                                                   0                       0                 0
            179 Hassler, Jane                                                       2,797                   2,797           109,083
            222 Hauser, Rita F.                                                     1,760                   1,760            68,640
             64 Hirsch, Phillip J.                                                    338                     338            13,182
             63 Hirsch, Judith                                                        338                     338            13,182
                HIRSCHTRITT, LEAH                                                   1,348                   1,348            52,572
             65 Hrusha, Alan                                                        1,844                   1,844            71,916
             66 Hutner, Anne Trust F/B/O                                           15,944                  15,944           621,816
             37 FIERSTEIN CO.                                                      29,764                  29,764         1,160,796
             69 Jaffe, Elizabeth                                                       76                      76             2,964
             71 Jones, Hazel                                                        2,496                   2,496            97,344
             73 Kaufman, Robert M.                                                    338                     338            13,182
             74 Klein, Robin                                                        3,364                   3,364           131,196
             76 Knight, Laureine                                                   10,242                  10,242           399,438
             77 Komaroff, Stanley                                                     576                     576            22,464
             79 Kosloff, Andrea                                                        78                      78             3,042
             78 Kosloff, Andrea UGMA  for Adam Kosloff                              2,116                   2,116            82,524
             80 Kosloff, Andrea UGMA for Justin Kosloff                             2,116                   2,116            82,524
            246 Koven, Corey                                                        2,791                   2,791           108,849
            181 Koven, Esther                                                      14,400                  14,400           561,600
                Kramer, Terry Allen                                                 1,760                   1,760            68,640
            223 Kramer, Irwin H & Terry Allen  JTWROS                                   0                       0                 0
           1003 Kramer, Irwin H & Terry Allen  tt for the
                   Terry Allen Kramer Trust                                         1,760                   1,760            68,640
             84 Kramer, Saul                                                          652                     652            25,428
             85 Kuhn, James D.                                                    168,912                 168,912         6,587,568
             86 Kuhn, Leo                                                             902                     902            35,178
             88 Kurshan, Herbert                                                    2,496                   2,496            97,344
            224 Langenmyer Co.                                                        880                     880            34,320
             89 Lauder, Leonard                                                     4,660                   4,660           181,740
             90 Lauder, Ronald                                                      4,660                   4,660           181,740
             91 Leff, Joseph                                                        3,364                   3,364           131,196
             92 Leff, Valerie                                                       3,364                   3,364           131,196
             93 Lefkowitz, Howard                                                     414                     414            16,146
             95 Liroff, Harriett                                                   12,166                  12,166           474,474
             96 Liroff, Richard                                                     1,532                   1,532            59,748
             98 Loewengart, Irene                                                   1,664                   1,664            64,896
             99 Lovitz, David                                                       2,244                   2,244            87,516
            187 M. Westport Associates                                                  0                       0                 0
            225 M-L Three                                                           1,760                   1,760            68,640
            100 Maayan Partners                                                     9,616                   9,616           375,024
            247 Magid, Eleanore                                                     2,326                   2,326            90,714
            226 Mahoney, David J.                                                       0                       0                 0
                Mahoney, David J. Estate of                                         1,760                   1,760            68,640
            227 Mank, Edward H.                                                     1,760                   1,760            68,640
            101 Marvin, Morton                                                        914                     914            35,646
            102 Marvin, Suzanne                                                        76                      76             2,964
            103 Maynard, Jean                                                       2,304                   2,304            89,856
            104 Mazer, David                                                        6,724                   6,724           262,236
            105 Mazer, Richard                                                      6,724                   6,724           262,236
            228 McKee, William S.                                                     264                     264            10,296
           1278 Meister, Wendy A.                                                       0                       0                 0
            229 Meister, Robert A.                                                    880                     880            34,320
           1280 Mendik, Bernard                                                         0                       0                 0


                                                                               -----------------------------------------------------
                                                                               Percentage
    Partner                                                                    Common             Total         Total     Percentage
       #                                                                        Units             Units         Value      Interest
-----------------------------------------------------------------------------------------------------------------------------------
                 DUNAY, ALEXIA                                                    0.0007%           674          26,286    0.0005%
                 EEE Investments LP                                               0.0019%         1,760          68,640    0.0013%
             219 Elson, Edward E.                                                 0.0000%             0               0    0.0000%
              35 Evans, Ben                                                       0.0001%           104           4,056    0.0001%
              36 FIELD, WALTER L.                                                 0.0018%         1,680          65,520    0.0012%
              70 JESSE FIERSTEIN & CO.                                            0.0000%             0               0    0.0000%
              38 Fischer, Alan A.                                                 0.0036%         3,364         131,196    0.0024%
              39 Freedman, Robert                                                 0.0061%         5,770         225,030    0.0042%
              41 Gershon, Estate of Murray                                        0.0111%        10,494         409,266    0.0076%
                 Gershon. Michael                                                 0.0000%             0               0    0.0000%
              42 Getz, Howard                                                     0.0004%           333          12,987    0.0002%
              43 Getz, Sandra                                                     0.0077%         7,328         285,792    0.0053%
              44 Getz, Sandra & Howard                                            0.0008%           748          29,172    0.0005%
              46 Gold, Frederica                                                  0.0004%           414          16,146    0.0003%
             176 Ginsberg, Adele                                                  0.0010%           932          23,300    0.0004%
              47 Goldberg, Clarence                                               0.0010%           916          35,724    0.0007%
              49 Goldring, Stanley                                                0.0114%        10,833         422,487    0.0078%
              50 Goldschmidt, Beatrice                                            0.0233%        22,045         859,755    0.0159%
              52 Goldschmidt, Charles                                             0.0114%        10,773         420,147    0.0078%
              53 Goldschmidt, Edward                                              0.0136%        12,842         500,838    0.0093%
              54 Goldschmidt, Lawrence                                            0.0712%        67,475       2,631,525    0.0488%
             177 Goldschmidt, Peter                                               0.0030%         2,796         109,044    0.0020%
             178 Goldschmidt, Richard                                             0.0030%         2,796         109,044    0.0020%
            1276 Gordon, Herta                                                    0.0005%           440          17,160    0.0003%
             220 Gordon, Melvin                                                   0.0000%             0               0    0.0000%
              55 Gorfinkle, Alaine                                                0.0007%           664          25,896    0.0005%
              56 Gorfinkle, Lawrence                                              0.0041%         3,851         150,189    0.0028%
             207 Gould Investors, L.P.                                            0.4844%       458,964      17,899,596    0.3320%
              58 Green, Bernard                                                   0.0090%         8,548         333,372    0.0062%
              57 Green, Barbara                                                   0.0090%         8,546         333,294    0.0062%
            1277 Greenbaum, David R.                                              0.5549%       525,726      20,503,314    0.3803%
              59 Greif, Goldie                                                    0.0071%         6,724         262,236    0.0049%
              60 Gutenberg, Bernice                                               0.0007%           688          26,832    0.0005%
              48 H L Silbert trustee U/W of H A Goldman                           0.0408%        38,692       1,508,988    0.0280%
             221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98              0.0155%        14,708         573,612    0.0106%
              62 Harteveldt, Robert L.                                            0.0000%             0               0    0.0000%
             179 Hassler, Jane                                                    0.0030%         2,797         109,083    0.0020%
             222 Hauser, Rita F.                                                  0.0019%         1,760          68,640    0.0013%
              64 Hirsch, Phillip J.                                               0.0004%           338          13,182    0.0002%
              63 Hirsch, Judith                                                   0.0004%           338          13,182    0.0002%
                 HIRSCHTRITT, LEAH                                                0.0014%         1,348          52,572    0.0010%
              65 Hrusha, Alan                                                     0.0019%         1,844          71,916    0.0013%
              66 Hutner, Anne Trust F/B/O                                         0.0168%        15,944         621,816    0.0115%
              37 FIERSTEIN CO.                                                    0.0314%        29,764       1,160,796    0.0215%
              69 Jaffe, Elizabeth                                                 0.0001%            76           2,964    0.0001%
              71 Jones, Hazel                                                     0.0026%         2,496          97,344    0.0018%
              73 Kaufman, Robert M.                                               0.0004%           338          13,182    0.0002%
              74 Klein, Robin                                                     0.0036%         3,364         131,196    0.0024%
              76 Knight, Laureine                                                 0.0108%        10,242         399,438    0.0074%
              77 Komaroff, Stanley                                                0.0006%           576          22,464    0.0004%
              79 Kosloff, Andrea                                                  0.0001%            78           3,042    0.0001%
              78 Kosloff, Andrea UGMA  for Adam Kosloff                           0.0022%         2,116          82,524    0.0015%
              80 Kosloff, Andrea UGMA for Justin Kosloff                          0.0022%         2,116          82,524    0.0015%
             246 Koven, Corey                                                     0.0029%         2,791         108,849    0.0020%
             181 Koven, Esther                                                    0.0152%        14,400         561,600    0.0104%
                 Kramer, Terry Allen                                              0.0019%         1,760          68,640    0.0013%
             223 Kramer, Irwin H & Terry Allen  JTWROS                            0.0000%             0               0    0.0000%
            1003 Kramer, Irwin H & Terry Allen  tt for the Terry
                  Allen Kramer Trust                                              0.0019%         1,760          68,640    0.0013%
              84 Kramer, Saul                                                     0.0007%           652          25,428    0.0005%
              85 Kuhn, James D.                                                   0.1783%       168,912       6,587,568    0.1222%
              86 Kuhn, Leo                                                        0.0010%           902          35,178    0.0007%
              88 Kurshan, Herbert                                                 0.0026%         2,496          97,344    0.0018%
             224 Langenmyer Co.                                                   0.0009%           880          34,320    0.0006%
              89 Lauder, Leonard                                                  0.0049%         4,660         181,740    0.0034%
              90 Lauder, Ronald                                                   0.0049%         4,660         181,740    0.0034%
              91 Leff, Joseph                                                     0.0036%         3,364         131,196    0.0024%
              92 Leff, Valerie                                                    0.0036%         3,364         131,196    0.0024%
              93 Lefkowitz, Howard                                                0.0004%           414          16,146    0.0003%
              95 Liroff, Harriett                                                 0.0128%        12,166         474,474    0.0088%
              96 Liroff, Richard                                                  0.0016%         1,532          59,748    0.0011%
              98 Loewengart, Irene                                                0.0018%         1,664          64,896    0.0012%
              99 Lovitz, David                                                    0.0024%         2,244          87,516    0.0016%
             187 M. Westport Associates                                           0.0000%             0               0    0.0000%
             225 M-L Three                                                        0.0019%         1,760          68,640    0.0013%
             100 Maayan Partners                                                  0.0101%         9,616         375,024    0.0070%
             247 Magid, Eleanore                                                  0.0025%         2,326          90,714    0.0017%
             226 Mahoney, David J.                                                0.0000%             0               0    0.0000%
                 Mahoney, David J. Estate of                                      0.0019%         1,760          68,640    0.0013%
             227 Mank, Edward H.                                                  0.0019%         1,760          68,640    0.0013%
             101 Marvin, Morton                                                   0.0010%           914          35,646    0.0007%
             102 Marvin, Suzanne                                                  0.0001%            76           2,964    0.0001%
             103 Maynard, Jean                                                    0.0024%         2,304          89,856    0.0017%
             104 Mazer, David                                                     0.0071%         6,724         262,236    0.0049%
             105 Mazer, Richard                                                   0.0071%         6,724         262,236    0.0049%
             228 McKee, William S.                                                0.0003%           264          10,296    0.0002%
            1278 Meister, Wendy A.                                                0.0000%             0               0    0.0000%
             229 Meister, Robert A.                                               0.0009%           880          34,320    0.0006%
            1280 Mendik, Bernard                                                  0.0000%             0               0    0.0000%

                               VORNADO REALTY L.P.
                       PARTNERS AND PARTNERSHIP INTERESTS
                              EXHIBIT A (09/25/01)
                 ISSUANCE OF D-9 UNITS TO GSEP 2001 REALTY CORP.

                                                                                                       $51.39
                                                                                                   Class of Units
                                                                                   -------------------------------------------------
                                                                                    Series A             Value            Percentage
      Partner                                                                      Preferred              of                  of
         #                                                                           Shares            Series A            Series A
------------------------------------------------------------------------------------------------------------------------------------
                    The Estate of Bernard H. Mendik
                108 Mendik, Susan
                212 Mendik, Susan Trust u/w/o Jean A. Batkin
                 72 L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
                109 Mil Equities
                201 Myers Group III, Inc.
                202 Myers Group IV, Inc.
                230 Myers, Israel
                185 Nevas, Alan
                186 Nevas, Leo
                111 Novick, Lawrence
                112 Oestreich, David A.
                113 Oestreich, Joan E.
                115 Oppenheimer, Martin J.
                116 Oppenheimer, Suzanne
                210 Phillips, Jonathan
                183 Phillips, Lynn
                158 Prentice Revocable Trust, 12/12/75
                121 Reichler, Richard
                122 Reingold, Suzy
                123 Roberts, H. Richard
                124 Roche, Sara
                125 Rolfe, Ronald
                231 Root, Leon
                126 Rosenberg, Ilse
                 97 Rosenheim, Edna Revocable Living Trust
                127 Rosenzveig, Abraham
                128 Rubashkin, Martin
                129 RUBIN, MURRAY M.
                    RUBIN, MURRAY M. & ISABELLE TRUST
                    RUBIN, ISABELLE & MURRAY TRUST
                130 Sahid, Joseph
                132 Saunders, Paul
                131 Saul, Andrew
                133 Schacht, Ronald
               1283 Schwartz, Carolynn
                135 Schwartz, Samuel Trust UWO Barbara Schwartz
                139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz
                136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
                138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
                140 Shapiro, Howard
                142 Shapiro, Robert I.
                143 Shasha, Alfred
                144 Shasha, Alfred A. & Hanina
                145 Shasha, Alfred & Hanina Trustees UTA 6/8/94
                146 Shasha, Robert Y.
                 87 Shasha-Kupchick, Leslie
                147 Sheridan Family Partners, L.P.
                148 Shine, William
                232 Shuman, Stanley S.
                149 Silberstein, John J.
                150 Silbert, Harvey I.
                248 Simons, Robert - Estate of
                152 Sims, David
                233 Skoker, Saul
                154 Steiner, Phillip Harry
                155 Steiner, Richard Harris
                234 Strauss, Melville
                249 Sussman, Walter
                156 Tannenbaum, Bernard
                157 Tannenbaum, Bernice
                159 Tartikoff Living Trust
                235 Tessler, Allan R.
                    VUSA Properties, Inc.
                164 Winik, Trust U/W/O Carolyn
                161 Watt, Emily
                160 Wang, Kevin
                162 Weissman, Sheila
                236 Wexler, Monte
                237 Wexner, Leslie H.
                163 Williams, John
                238 WSNH Partners
                                                                                   =================================================

                                                               TOTAL               5,727,952          $294,359,453         100.0000%
                                                                                   =================================================

                                                                                                     $25.00
                                                                                                 Class of Units
                                                                                ---------------------------------------------------
                                                                                Series B             Value          Percentage
    Partner                                                                     Preferred             of                of
       #                                                                         Shares            Series B          Series B
-----------------------------------------------------------------------------------------------------------------------------------
                The Estate of Bernard H. Mendik
            108 Mendik, Susan
            212 Mendik, Susan Trust u/w/o Jean A. Batkin
             72 L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
            109 Mil Equities
            201 Myers Group III, Inc.
            202 Myers Group IV, Inc.
            230 Myers, Israel
            185 Nevas, Alan
            186 Nevas, Leo
            111 Novick, Lawrence
            112 Oestreich, David A.
            113 Oestreich, Joan E.
            115 Oppenheimer, Martin J.
            116 Oppenheimer, Suzanne
            210 Phillips, Jonathan
            183 Phillips, Lynn
            158 Prentice Revocable Trust, 12/12/75
            121 Reichler, Richard
            122 Reingold, Suzy
            123 Roberts, H. Richard
            124 Roche, Sara
            125 Rolfe, Ronald
            231 Root, Leon
            126 Rosenberg, Ilse
             97 Rosenheim, Edna Revocable Living Trust
            127 Rosenzveig, Abraham
            128 Rubashkin, Martin
            129 RUBIN, MURRAY M.
                RUBIN, MURRAY M. & ISABELLE TRUST
                RUBIN, ISABELLE & MURRAY TRUST
            130 Sahid, Joseph
            132 Saunders, Paul
            131 Saul, Andrew
            133 Schacht, Ronald
           1283 Schwartz, Carolynn
            135 Schwartz, Samuel Trust UWO Barbara Schwartz
            139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz
            136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
            138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
            140 Shapiro, Howard
            142 Shapiro, Robert I.
            143 Shasha, Alfred
            144 Shasha, Alfred A. & Hanina
            145 Shasha, Alfred & Hanina Trustees UTA 6/8/94
            146 Shasha, Robert Y.
             87 Shasha-Kupchick, Leslie
            147 Sheridan Family Partners, L.P.
            148 Shine, William
            232 Shuman, Stanley S.
            149 Silberstein, John J.
            150 Silbert, Harvey I.
            248 Simons, Robert - Estate of
            152 Sims, David
            233 Skoker, Saul
            154 Steiner, Phillip Harry
            155 Steiner, Richard Harris
            234 Strauss, Melville
            249 Sussman, Walter
            156 Tannenbaum, Bernard
            157 Tannenbaum, Bernice
            159 Tartikoff Living Trust
            235 Tessler, Allan R.
                VUSA Properties, Inc.
            164 Winik, Trust U/W/O Carolyn
            161 Watt, Emily
            160 Wang, Kevin
            162 Weissman, Sheila
            236 Wexler, Monte
            237 Wexner, Leslie H.
            163 Williams, John
            238 WSNH Partners

                                                                                ===================================================
                                                     TOTAL                      3,400,000           $85,000,000       100.0000%
                                                                                ===================================================


                                                                                                       $25.00
                                                                                                   Class of Units
                                                                               ----------------------------------------------------
                                                                                 Series C              Value            Percentage
     Partner                                                                    Preferred                of               of
        #                                                                         Shares              Series C           Series C
-----------------------------------------------------------------------------------------------------------------------------------
      The Estate of Bernard H. Mendik
  108 Mendik, Susan
  212 Mendik, Susan Trust u/w/o Jean A. Batkin
   72 L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
  109 Mil Equities
  201 Myers Group III, Inc.
  202 Myers Group IV, Inc.
  230 Myers, Israel
  185 Nevas, Alan
  186 Nevas, Leo
  111 Novick, Lawrence
  112 Oestreich, David A.
  113 Oestreich, Joan E.
  115 Oppenheimer, Martin J.
  116 Oppenheimer, Suzanne
  210 Phillips, Jonathan
  183 Phillips, Lynn
  158 Prentice Revocable Trust, 12/12/75
  121 Reichler, Richard
  122 Reingold, Suzy
  123 Roberts, H. Richard
  124 Roche, Sara
  125 Rolfe, Ronald
  231 Root, Leon
  126 Rosenberg, Ilse
   97 Rosenheim, Edna Revocable Living Trust
  127 Rosenzveig, Abraham
  128 Rubashkin, Martin
  129 RUBIN, MURRAY M.
      RUBIN, MURRAY M. & ISABELLE TRUST
      RUBIN, ISABELLE & MURRAY TRUST
  130 Sahid, Joseph
  132 Saunders, Paul
  131 Saul, Andrew
  133 Schacht, Ronald
 1283 Schwartz, Carolynn
  135 Schwartz, Samuel Trust UWO Barbara Schwartz
  139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz
  136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
  138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
  140 Shapiro, Howard
  142 Shapiro, Robert I.
  143 Shasha, Alfred
  144 Shasha, Alfred A. & Hanina
  145 Shasha, Alfred & Hanina Trustees UTA 6/8/94
  146 Shasha, Robert Y.
   87 Shasha-Kupchick, Leslie
  147 Sheridan Family Partners, L.P.
  148 Shine, William
  232 Shuman, Stanley S.
  149 Silberstein, John J.
  150 Silbert, Harvey I.
  248 Simons, Robert - Estate of
  152 Sims, David
  233 Skoker, Saul
  154 Steiner, Phillip Harry
  155 Steiner, Richard Harris
  234 Strauss, Melville
  249 Sussman, Walter
  156 Tannenbaum, Bernard
  157 Tannenbaum, Bernice
  159 Tartikoff Living Trust
  235 Tessler, Allan R.
      VUSA Properties, Inc.
  164 Winik, Trust U/W/O Carolyn
  161 Watt, Emily
  160 Wang, Kevin
  162 Weissman, Sheila
  236 Wexler, Monte
  237 Wexner, Leslie H.
  163 Williams, John
  238 WSNH Partners
                                                                                ===================================================
                                 TOTAL                                          4,600,000           $115,000,000         100.00%
                                                                                ===================================================



                                                                                                          $50.00
                                                                                                      Class of Units
                                                                                    ------------------------------------------------
                                                                                     Series B-1           Value         Percentage
     Partner                                                                         Preferred              of              of
        #                                                                              Units            Series B-1      Series B-1
-----------------------------------------------------------------------------------------------------------------------------------
                   The Estate of Bernard H. Mendik
               108 Mendik, Susan
               212 Mendik, Susan Trust u/w/o Jean A. Batkin
                72 L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
               109 Mil Equities
               201 Myers Group III, Inc.
               202 Myers Group IV, Inc.
               230 Myers, Israel
               185 Nevas, Alan
               186 Nevas, Leo
               111 Novick, Lawrence
               112 Oestreich, David A.
               113 Oestreich, Joan E.
               115 Oppenheimer, Martin J.
               116 Oppenheimer, Suzanne
               210 Phillips, Jonathan
               183 Phillips, Lynn
               158 Prentice Revocable Trust, 12/12/75
               121 Reichler, Richard
               122 Reingold, Suzy
               123 Roberts, H. Richard
               124 Roche, Sara
               125 Rolfe, Ronald
               231 Root, Leon
               126 Rosenberg, Ilse
                97 Rosenheim, Edna Revocable Living Trust
               127 Rosenzveig, Abraham
               128 Rubashkin, Martin
               129 RUBIN, MURRAY M.
                   RUBIN, MURRAY M. & ISABELLE TRUST
                   RUBIN, ISABELLE & MURRAY TRUST
               130 Sahid, Joseph
               132 Saunders, Paul
               131 Saul, Andrew
               133 Schacht, Ronald
              1283 Schwartz, Carolynn
               135 Schwartz, Samuel Trust UWO Barbara Schwartz
               139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz
               136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
               138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
               140 Shapiro, Howard
               142 Shapiro, Robert I.
               143 Shasha, Alfred
               144 Shasha, Alfred A. & Hanina
               145 Shasha, Alfred & Hanina Trustees UTA 6/8/94
               146 Shasha, Robert Y.
                87 Shasha-Kupchick, Leslie
               147 Sheridan Family Partners, L.P.
               148 Shine, William
               232 Shuman, Stanley S.
               149 Silberstein, John J.
               150 Silbert, Harvey I.
               248 Simons, Robert - Estate of
               152 Sims, David
               233 Skoker, Saul
               154 Steiner, Phillip Harry
               155 Steiner, Richard Harris
               234 Strauss, Melville
               249 Sussman, Walter
               156 Tannenbaum, Bernard
               157 Tannenbaum, Bernice
               159 Tartikoff Living Trust
               235 Tessler, Allan R.
                   VUSA Properties, Inc.
               164 Winik, Trust U/W/O Carolyn
               161 Watt, Emily
               160 Wang, Kevin
               162 Weissman, Sheila
               236 Wexler, Monte
               237 Wexner, Leslie H.
               163 Williams, John
               238 WSNH Partners
                                                                                     =============================================
                                                 TOTAL                                899,566         $44,978,300        100.00%
                                                                                     =============================================

                                                                                                          $50.00
                                                                                                      Class of Units
                                                                                   -----------------------------------------------
                                                                                       Series B-2          Value        Percentage
     Partner                                                                           Preferred            of              of
        #                                                                                Units            Series B-2     Series B-2
-----------------------------------------------------------------------------------------------------------------------------------
                   The Estate of Bernard H. Mendik
               108 Mendik, Susan
               212 Mendik, Susan Trust u/w/o Jean A. Batkin
                72 L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
               109 Mil Equities
               201 Myers Group III, Inc.
               202 Myers Group IV, Inc.
               230 Myers, Israel
               185 Nevas, Alan
               186 Nevas, Leo
               111 Novick, Lawrence
               112 Oestreich, David A.
               113 Oestreich, Joan E.
               115 Oppenheimer, Martin J.
               116 Oppenheimer, Suzanne
               210 Phillips, Jonathan
               183 Phillips, Lynn
               158 Prentice Revocable Trust, 12/12/75
               121 Reichler, Richard
               122 Reingold, Suzy
               123 Roberts, H. Richard
               124 Roche, Sara
               125 Rolfe, Ronald
               231 Root, Leon
               126 Rosenberg, Ilse
                97 Rosenheim, Edna Revocable Living Trust
               127 Rosenzveig, Abraham
               128 Rubashkin, Martin
               129 RUBIN, MURRAY M.
                   RUBIN, MURRAY M. & ISABELLE TRUST
                   RUBIN, ISABELLE & MURRAY TRUST
               130 Sahid, Joseph
               132 Saunders, Paul
               131 Saul, Andrew
               133 Schacht, Ronald
              1283 Schwartz, Carolynn
               135 Schwartz, Samuel Trust UWO Barbara Schwartz
               139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz
               136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
               138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
               140 Shapiro, Howard
               142 Shapiro, Robert I.
               143 Shasha, Alfred
               144 Shasha, Alfred A. & Hanina
               145 Shasha, Alfred & Hanina Trustees UTA 6/8/94
               146 Shasha, Robert Y.
                87 Shasha-Kupchick, Leslie
               147 Sheridan Family Partners, L.P.
               148 Shine, William
               232 Shuman, Stanley S.
               149 Silberstein, John J.
               150 Silbert, Harvey I.
               248 Simons, Robert - Estate of
               152 Sims, David
               233 Skoker, Saul
               154 Steiner, Phillip Harry
               155 Steiner, Richard Harris
               234 Strauss, Melville
               249 Sussman, Walter
               156 Tannenbaum, Bernard
               157 Tannenbaum, Bernice
               159 Tartikoff Living Trust
               235 Tessler, Allan R.
                   VUSA Properties, Inc.
               164 Winik, Trust U/W/O Carolyn
               161 Watt, Emily
               160 Wang, Kevin
               162 Weissman, Sheila
               236 Wexler, Monte
               237 Wexner, Leslie H.
               163 Williams, John
               238 WSNH Partners

                                                                                       ============================================
                                 TOTAL                                                  449,783          $22,489,150      100.00%
                                                                                       ============================================


                                                                                                    $25.00
                                                                                                 Class of Units
                                                                                 --------------------------------------------------
                                                                                  Series C-1         Value       Percentage
     Partner                                                                      Preferred           of            of
        #                                                                           Units         Series C-1    Series C-1
-----------------------------------------------------------------------------------------------------------------------------------
                   The Estate of Bernard H. Mendik
               108 Mendik, Susan
               212 Mendik, Susan Trust u/w/o Jean A. Batkin
                72 L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
               109 Mil Equities
               201 Myers Group III, Inc.
               202 Myers Group IV, Inc.
               230 Myers, Israel
               185 Nevas, Alan
               186 Nevas, Leo
               111 Novick, Lawrence
               112 Oestreich, David A.
               113 Oestreich, Joan E.
               115 Oppenheimer, Martin J.
               116 Oppenheimer, Suzanne
               210 Phillips, Jonathan
               183 Phillips, Lynn
               158 Prentice Revocable Trust, 12/12/75
               121 Reichler, Richard
               122 Reingold, Suzy
               123 Roberts, H. Richard
               124 Roche, Sara
               125 Rolfe, Ronald
               231 Root, Leon
               126 Rosenberg, Ilse
                97 Rosenheim, Edna Revocable Living Trust
               127 Rosenzveig, Abraham
               128 Rubashkin, Martin
               129 RUBIN, MURRAY M.
                   RUBIN, MURRAY M. & ISABELLE TRUST
                   RUBIN, ISABELLE & MURRAY TRUST
               130 Sahid, Joseph
               132 Saunders, Paul
               131 Saul, Andrew
               133 Schacht, Ronald
              1283 Schwartz, Carolynn
               135 Schwartz, Samuel Trust UWO Barbara Schwartz
               139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz
               136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
               138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
               140 Shapiro, Howard
               142 Shapiro, Robert I.
               143 Shasha, Alfred
               144 Shasha, Alfred A. & Hanina
               145 Shasha, Alfred & Hanina Trustees UTA 6/8/94
               146 Shasha, Robert Y.
                87 Shasha-Kupchick, Leslie
               147 Sheridan Family Partners, L.P.
               148 Shine, William
               232 Shuman, Stanley S.
               149 Silberstein, John J.
               150 Silbert, Harvey I.
               248 Simons, Robert - Estate of
               152 Sims, David
               233 Skoker, Saul
               154 Steiner, Phillip Harry
               155 Steiner, Richard Harris
               234 Strauss, Melville
               249 Sussman, Walter
               156 Tannenbaum, Bernard
               157 Tannenbaum, Bernice
               159 Tartikoff Living Trust
               235 Tessler, Allan R.
                   VUSA Properties, Inc.
               164 Winik, Trust U/W/O Carolyn
               161 Watt, Emily
               160 Wang, Kevin
               162 Weissman, Sheila
               236 Wexler, Monte
               237 Wexner, Leslie H.
               163 Williams, John
               238 WSNH Partners
                                                                                  =================================================
                                         TOTAL                                     747,912        $37,395,600     100.00%
                                                                                  =================================================

                                                                                                VORNADO REALTY L.P.
                                                                                        PARTNERS AND PARTNERSHIP INTERESTS
                                                                                               EXHIBIT A (09/25/01)
                                                                                  ISSUANCE OF D-9 UNITS TO GSEP 2001 REALTY CORP.



                                                                                                      $25.00
                                                                                                  Class of Units
                                                                            -------------------------------------------------------
                                                                            Series D-(1-9)         Value             Percentage
        Partner                                                                Preferred            of                   of
           #                                                                     Units        Series D-(1-9)       Series D-(1-9)
------------------------------------------------------------------------------------------------------------------------------------
       The Estate of Bernard H. Mendik
   108 Mendik, Susan
   212 Mendik, Susan Trust u/w/o Jean A. Batkin
    72 L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
   109 Mil Equities
   201 Myers Group III, Inc.
   202 Myers Group IV, Inc.
   230 Myers, Israel
   185 Nevas, Alan
   186 Nevas, Leo
   111 Novick, Lawrence
   112 Oestreich, David A.
   113 Oestreich, Joan E.
   115 Oppenheimer, Martin J.
   116 Oppenheimer, Suzanne
   210 Phillips, Jonathan
   183 Phillips, Lynn
   158 Prentice Revocable Trust, 12/12/75
   121 Reichler, Richard
   122 Reingold, Suzy
   123 Roberts, H. Richard
   124 Roche, Sara
   125 Rolfe, Ronald
   231 Root, Leon
   126 Rosenberg, Ilse
    97 Rosenheim, Edna Revocable Living Trust
   127 Rosenzveig, Abraham
   128 RUBASHKIN, MARTIN
   129 RUBIN, MURRAY M.
       RUBIN, MURRAY M. & ISABELLE TRUST
       RUBIN, ISABELLE & MURRAY TRUST
   130 Sahid, Joseph
   132 Saunders, Paul
   131 Saul, Andrew
   133 Schacht, Ronald
  1283 Schwartz, Carolynn
   135 Schwartz, Samuel Trust UWO Barbara Schwartz
   139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz
   136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
   138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
   140 Shapiro, Howard
   142 Shapiro, Robert I.
   143 Shasha, Alfred
   144 Shasha, Alfred A. & Hanina
   145 Shasha, Alfred & Hanina Trustees UTA 6/8/94
   146 Shasha, Robert Y.
    87 Shasha-Kupchick, Leslie
   147 Sheridan Family Partners, L.P.
   148 Shine, William
   232 Shuman, Stanley S.
   149 Silberstein, John J.
   150 Silbert, Harvey I.
   248 Simons, Robert - Estate of
   152 Sims, David
   233 Skoker, Saul
   154 Steiner, Phillip Harry
   155 Steiner, Richard Harris
   234 Strauss, Melville
   249 Sussman, Walter
   156 Tannenbaum, Bernard
   157 Tannenbaum, Bernice
   159 Tartikoff Living Trust
   235 Tessler, Allan R.
       VUSA Properties, Inc.
   164 Winik, Trust U/W/O Carolyn
   161 Watt, Emily
   160 Wang, Kevin
   162 Weissman, Sheila
   236 Wexler, Monte
   237 Wexner, Leslie H.
   163 Williams, John
   238 WSNH Partners


                                                                             ======================================================
                        TOTAL                                                34,729,336        $881,966,800            100.00%
                                                                             ======================================================



                                                                                                       $50.00
                                                                                                    Class of Units
                                                                                     ---------------------------------------------
                                                                                      Series E-1       Value          Percentage
        Partner                                                                        Preferred         of              of
           #                                                                            Units          Series E-1      Series E-1
----------------------------------------------------------------------------------------------------------------------------------
                        The Estate of Bernard H. Mendik
                    108 Mendik, Susan
                    212 Mendik, Susan Trust u/w/o Jean A. Batkin
                     72 L.C. Migdal & Ellin Kalmus,  Trustees of Murray
                        Silberstein
                    109 Mil Equities
                    201 Myers Group III, Inc.
                    202 Myers Group IV, Inc.
                    230 Myers, Israel
                    185 Nevas, Alan
                    186 Nevas, Leo
                    111 Novick, Lawrence
                    112 Oestreich, David A.
                    113 Oestreich, Joan E.
                    115 Oppenheimer, Martin J.
                    116 Oppenheimer, Suzanne
                    210 Phillips, Jonathan
                    183 Phillips, Lynn
                    158 Prentice Revocable Trust, 12/12/75
                    121 Reichler, Richard
                    122 Reingold, Suzy
                    123 Roberts, H. Richard
                    124 Roche, Sara
                    125 Rolfe, Ronald
                    231 Root, Leon
                    126 Rosenberg, Ilse
                     97 Rosenheim, Edna Revocable Living Trust
                    127 Rosenzveig, Abraham
                    128 Rubashkin, Martin
                    129 RUBIN, MURRAY M.
                        RUBIN, MURRAY M. & ISABELLE TRUST
                        RUBIN, ISABELLE & MURRAY TRUST
                    130 Sahid, Joseph
                    132 Saunders, Paul
                    131 Saul, Andrew
                    133 Schacht, Ronald
                   1283 Schwartz, Carolynn
                    135 Schwartz, Samuel Trust UWO Barbara Schwartz
                    139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz
                    136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
                    138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
                    140 Shapiro, Howard
                    142 Shapiro, Robert I.
                    143 Shasha, Alfred
                    144 Shasha, Alfred A. & Hanina
                    145 Shasha, Alfred & Hanina Trustees UTA 6/8/94
                    146 Shasha, Robert Y.
                     87 Shasha-Kupchick, Leslie
                    147 Sheridan Family Partners, L.P.
                    148 Shine, William
                    232 Shuman, Stanley S.
                    149 Silberstein, John J.
                    150 Silbert, Harvey I.
                    248 Simons, Robert - Estate of
                    152 Sims, David
                    233 Skoker, Saul
                    154 Steiner, Phillip Harry
                    155 Steiner, Richard Harris
                    234 Strauss, Melville
                    249 Sussman, Walter
                    156 Tannenbaum, Bernard
                    157 Tannenbaum, Bernice
                    159 Tartikoff Living Trust
                    235 Tessler, Allan R.
                        VUSA Properties, Inc.
                    164 Winik, Trust U/W/O Carolyn
                    161 Watt, Emily
                    160 Wang, Kevin
                    162 Weissman, Sheila
                    236 Wexler, Monte
                    237 Wexner, Leslie H.
                    163 Williams, John
                    238 WSNH Partners
                                                                                       ============================================
                                                TOTAL                                  4,998,000     $249,900,000        100.00%
                                                                                       ============================================


                                                                                                      $25.00
                                                                                                  Class of Units
                                                                               ----------------------------------------------------
                                                                               Series F-1             Value               Percentage
                                                                               Preferred                of                    of
                                                                                 Units              Series F-1            Series F-1
-----------------------------------------------------------------------------------------------------------------------------------
              The Estate of Bernard H. Mendik
          108 Mendik, Susan
          212 Mendik, Susan Trust u/w/o Jean A. Batkin
           72 L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein
          109 Mil Equities
          201 Myers Group III, Inc.
          202 Myers Group IV, Inc.
          230 Myers, Israel
          185 Nevas, Alan
          186 Nevas, Leo
          111 Novick, Lawrence
          112 Oestreich, David A.
          113 Oestreich, Joan E.
          115 Oppenheimer, Martin J.
          116 Oppenheimer, Suzanne
          210 Phillips, Jonathan
          183 Phillips, Lynn
          158 Prentice Revocable Trust, 12/12/75
          121 Reichler, Richard
          122 Reingold, Suzy
          123 Roberts, H. Richard
          124 Roche, Sara
          125 Rolfe, Ronald
          231 Root, Leon
          126 Rosenberg, Ilse
           97 Rosenheim, Edna Revocable Living Trust
          127 Rosenzveig, Abraham
          128 Rubashkin, Martin
          129 RUBIN, MURRAY M.
              RUBIN, MURRAY M. & ISABELLE TRUST
              RUBIN, ISABELLE & MURRAY TRUST
          130 Sahid, Joseph
          132 Saunders, Paul
          131 Saul, Andrew
          133 Schacht, Ronald
         1283 Schwartz, Carolynn
          135 Schwartz, Samuel Trust UWO Barbara Schwartz
          139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz
          136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
          138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
          140 Shapiro, Howard
          142 Shapiro, Robert I.
          143 Shasha, Alfred
          144 Shasha, Alfred A. & Hanina
          145 Shasha, Alfred & Hanina Trustees UTA 6/8/94
          146 Shasha, Robert Y.
           87 Shasha-Kupchick, Leslie
          147 Sheridan Family Partners, L.P.
          148 Shine, William
          232 Shuman, Stanley S.
          149 Silberstein, John J.
          150 Silbert, Harvey I.
          248 Simons, Robert - Estate of
          152 Sims, David
          233 Skoker, Saul
          154 Steiner, Phillip Harry
          155 Steiner, Richard Harris
          234 Strauss, Melville
          249 Sussman, Walter
          156 Tannenbaum, Bernard
          157 Tannenbaum, Bernice
          159 Tartikoff Living Trust
          235 Tessler, Allan R.
              VUSA Properties, Inc.
          164 Winik, Trust U/W/O Carolyn
          161 Watt, Emily
          160 Wang, Kevin
          162 Weissman, Sheila
          236 Wexler, Monte
          237 Wexner, Leslie H.
          163 Williams, John
          238 WSNH Partners

                                                                               ====================================================-
                                    TOTAL                                        400,000             $10,000,000            100.00%
                                                                               ====================================================-


                                                                                 --------------------------------------------------
                                                                                  Common Units         Total                Value
  Partner                                                                         -----------         Common              Common
     #                                                                                 A               Units               Units
-----------------------------------------------------------------------------------------------------------------------------------
            The Estate of Bernard H. Mendik                                              0                 0                     0
        108 Mendik, Susan                                                            1,906             1,906                74,334
        212 Mendik, Susan Trust u/w/o Jean A. Batkin                                 4,532             4,532               176,748
         72 L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein             10,256            10,256               399,984
        109 Mil Equities                                                             6,667             6,667               260,013
        201 Myers Group III, Inc.                                                   17,641            17,641               687,999
        202 Myers Group IV, Inc.                                                   126,979           126,979             4,952,181
        230 Myers, Israel                                                              880               880                34,320
        185 Nevas, Alan                                                              1,636             1,636                63,804
        186 Nevas, Leo                                                               3,271             3,271               127,569
        111 Novick, Lawrence                                                           154               154                 6,006
        112 Oestreich, David A.                                                     38,851            38,851             1,515,189
        113 Oestreich, Joan E.                                                      38,845            38,845             1,514,955
        115 Oppenheimer, Martin J.                                                     338               338                13,182
        116 Oppenheimer, Suzanne                                                       338               338                13,182
        210 Phillips, Jonathan                                                       3,364             3,364               131,196
        183 Phillips, Lynn                                                           3,364             3,364               131,196
        158 Prentice Revocable Trust, 12/12/75                                       2,601             2,601               101,439
        121 Reichler, Richard                                                        5,400             5,400               210,600
        122 Reingold, Suzy                                                           5,112             5,112               199,368
        123 Roberts, H. Richard                                                     39,426            39,426             1,537,614
        124 Roche, Sara                                                              3,364             3,364               131,196
        125 Rolfe, Ronald                                                            1,844             1,844                71,916
        231 Root, Leon                                                                 440               440                17,160
        126 Rosenberg, Ilse                                                            576               576                22,464
         97 Rosenheim, Edna Revocable Living Trust                                   1,124             1,124                43,836
        127 Rosenzveig, Abraham                                                      3,744             3,744               146,016
        128 Rubashkin, Martin                                                          460               460                17,940
        129 RUBIN, MURRAY M.                                                         3,364             3,364               131,196
            RUBIN, MURRAY M. & ISABELLE TRUST                                                              0                     0
            RUBIN, ISABELLE & MURRAY TRUST                                                                 0                     0
        130 Sahid, Joseph                                                            1,844             1,844                71,916
        132 Saunders, Paul                                                           1,844             1,844                71,916
        131 Saul, Andrew                                                            20,196            20,196               787,644
        133 Schacht, Ronald                                                            988               988                38,532
       1283 Schwartz, Carolynn                                                       4,534             4,534               176,826
        135 Schwartz, Samuel Trust UWO Barbara Schwartz                              4,278             4,278               166,842
        139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz                              256               256                 9,984
        136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz                            0                 0                     0
        138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz                              0                 0                     0
        140 Shapiro, Howard                                                            932               932                36,348
        142 Shapiro, Robert I.                                                       3,364             3,364               131,196
        143 Shasha, Alfred                                                           5,770             5,770               225,030
        144 Shasha, Alfred A. & Hanina                                               7,484             7,484               291,876
        145 Shasha, Alfred & Hanina Trustees UTA 6/8/94                             13,676            13,676               533,364
        146 Shasha, Robert Y.                                                        1,710             1,710                66,690
         87 Shasha-Kupchick, Leslie                                                      0                 0                     0
        147 Sheridan Family Partners, L.P.                                          15,944            15,944               621,816
        148 Shine, William                                                           2,766             2,766               107,874
        232 Shuman, Stanley S.                                                       1,760             1,760                68,640
        149 Silberstein, John J.                                                    82,804            82,804             3,229,356
        150 Silbert, Harvey I.                                                      57,409            57,409             2,238,951
        248 Simons, Robert - Estate of                                                                     0                     0
        152 Sims, David                                                             59,194            59,194             2,308,566
        233 Skoker, Saul                                                               880               880                34,320
        154 Steiner, Phillip Harry                                                   1,124             1,124                43,836
        155 Steiner, Richard Harris                                                  1,124             1,124                43,836
        234 Strauss, Melville                                                          880               880                34,320
        249 Sussman, Walter                                                            930               930                36,270
        156 Tannenbaum, Bernard                                                        912               912                35,568
        157 Tannenbaum, Bernice                                                         76                76                 2,964
        159 Tartikoff Living Trust                                                   3,364             3,364               131,196
        235 Tessler, Allan R.                                                          880               880                34,320
            VUSA Properties, Inc.                                                    1,119             1,119                43,641
        164 Winik, Trust U/W/O Carolyn                                               3,364             3,364               131,196
        161 Watt, Emily                                                              1,332             1,332                51,948
        160 Wang, Kevin                                                             78,714            78,714             3,069,846
        162 Weissman, Sheila                                                           664               664                25,896
        236 Wexler, Monte                                                              176               176                 6,864
        237 Wexner, Leslie H.                                                       10,563            10,563               411,957
        163 Williams, John                                                                                 0                     0
        238 WSNH Partners                                                            2,641             2,641               102,999

                                                                                ===================================================
                                    TOTAL                                       94,739,979        94,739,979         3,694,846,133
                                                                                ===================================================













                                                                    ---------------------------------------------------------------
                                                                    Percentage
  Partner                                                            Common           Total           Total            Percentage
     #                                                                Units           Units          Value             Interest
-----------------------------------------------------------------------------------------------------------------------------------
            The Estate of Bernard H. Mendik                          0.0000%              0               0                0.0000%
        108 Mendik, Susan                                            0.0020%          1,906          74,334                0.0014%
        212 Mendik, Susan Trust u/w/o Jean A. Batkin                 0.0048%          4,532         176,748                0.0033%
         72 L.C. Migdal & Ellin Kalmus,  Trustees
               of Murray Silberstein                                 0.0108%         10,256         399,984                0.0074%
        109 Mil Equities                                             0.0070%          6,667         260,013                0.0048%
        201 Myers Group III, Inc.                                    0.0186%         17,641         687,999                0.0128%
        202 Myers Group IV, Inc.                                     0.1340%        126,979       4,952,181                0.0919%
        230 Myers, Israel                                            0.0009%            880          34,320                0.0006%
        185 Nevas, Alan                                              0.0017%          1,636          63,804                0.0012%
        186 Nevas, Leo                                               0.0035%          3,271         127,569                0.0024%
        111 Novick, Lawrence                                         0.0002%            154           6,006                0.0001%
        112 Oestreich, David A.                                      0.0410%         38,851       1,515,189                0.0281%
        113 Oestreich, Joan E.                                       0.0410%         38,845       1,514,955                0.0281%
        115 Oppenheimer, Martin J.                                   0.0004%            338          13,182                0.0002%
        116 Oppenheimer, Suzanne                                     0.0004%            338          13,182                0.0002%
        210 Phillips, Jonathan                                       0.0036%          3,364         131,196                0.0024%
        183 Phillips, Lynn                                           0.0036%          3,364         131,196                0.0024%
        158 Prentice Revocable Trust, 12/12/75                       0.0027%          2,601         101,439                0.0019%
        121 Reichler, Richard                                        0.0057%          5,400         210,600                0.0039%
        122 Reingold, Suzy                                           0.0054%          5,112         199,368                0.0037%
        123 Roberts, H. Richard                                      0.0416%         39,426       1,537,614                0.0285%
        124 Roche, Sara                                              0.0036%          3,364         131,196                0.0024%
        125 Rolfe, Ronald                                            0.0019%          1,844          71,916                0.0013%
        231 Root, Leon                                               0.0005%            440          17,160                0.0003%
        126 Rosenberg, Ilse                                          0.0006%            576          22,464                0.0004%
         97 Rosenheim, Edna Revocable Living Trust                   0.0012%          1,124          43,836                0.0008%
        127 Rosenzveig, Abraham                                      0.0040%          3,744         146,016                0.0027%
        128 Rubashkin, Martin                                        0.0005%            460          17,940                0.0003%
        129 RUBIN, MURRAY M.                                         0.0036%          3,364         131,196                0.0024%
            RUBIN, MURRAY M. & ISABELLE TRUST                        0.0000%              0               0                0.0000%
            RUBIN, ISABELLE & MURRAY TRUST                           0.0000%              0               0                0.0000%
        130 Sahid, Joseph                                            0.0019%          1,844          71,916                0.0013%
        132 Saunders, Paul                                           0.0019%          1,844          71,916                0.0013%
        131 Saul, Andrew                                             0.0213%         20,196         787,644                0.0146%
        133 Schacht, Ronald                                          0.0010%            988          38,532                0.0007%
       1283 Schwartz, Carolynn                                       0.0048%          4,534         176,826                0.0033%
        135 Schwartz, Samuel Trust UWO Barbara Schwartz              0.0045%          4,278         166,842                0.0031%
        139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz            0.0003%            256           9,984                0.0002%
        136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz        0.0000%              0               0                0.0000%
        138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz          0.0000%              0               0                0.0000%
        140 Shapiro, Howard                                          0.0010%            932          36,348                0.0007%
        142 Shapiro, Robert I.                                       0.0036%          3,364         131,196                0.0024%
        143 Shasha, Alfred                                           0.0061%          5,770         225,030                0.0042%
        144 Shasha, Alfred A. & Hanina                               0.0079%          7,484         291,876                0.0054%
        145 Shasha, Alfred & Hanina Trustees UTA 6/8/94              0.0144%         13,676         533,364                0.0099%
        146 Shasha, Robert Y.                                        0.0018%          1,710          66,690                0.0012%
         87 Shasha-Kupchick, Leslie                                  0.0000%              0               0                0.0000%
        147 Sheridan Family Partners, L.P.                           0.0168%         15,944         621,816                0.0115%
        148 Shine, William                                           0.0029%          2,766         107,874                0.0020%
        232 Shuman, Stanley S.                                       0.0019%          1,760          68,640                0.0013%
        149 Silberstein, John J.                                     0.0874%         82,804       3,229,356                0.0599%
        150 Silbert, Harvey I.                                       0.0606%         57,409       2,238,951                0.0415%
        248 Simons, Robert - Estate of                               0.0000%              0               0                0.0000%
        152 Sims, David                                              0.0625%         59,194       2,308,566                0.0428%
        233 Skoker, Saul                                             0.0009%            880          34,320                0.0006%
        154 Steiner, Phillip Harry                                   0.0012%          1,124          43,836                0.0008%
        155 Steiner, Richard Harris                                  0.0012%          1,124          43,836                0.0008%
        234 Strauss, Melville                                        0.0009%            880          34,320                0.0006%
        249 Sussman, Walter                                          0.0010%            930          36,270                0.0007%
        156 Tannenbaum, Bernard                                      0.0010%            912          35,568                0.0007%
        157 Tannenbaum, Bernice                                      0.0001%             76           2,964                0.0001%
        159 Tartikoff Living Trust                                   0.0036%          3,364         131,196                0.0024%
        235 Tessler, Allan R.                                        0.0009%            880          34,320                0.0006%
            VUSA Properties, Inc.                                    0.0012%          1,119          43,641                0.0008%
        164 Winik, Trust U/W/O Carolyn                               0.0036%          3,364         131,196                0.0024%
        161 Watt, Emily                                              0.0014%          1,332          51,948                0.0010%
        160 Wang, Kevin                                              0.0831%         78,714       3,069,846                0.0569%
        162 Weissman, Sheila                                         0.0007%            664          25,896                0.0005%
        236 Wexler, Monte                                            0.0002%            176           6,864                0.0001%
        237 Wexner, Leslie H.                                        0.0111%         10,563         411,957                0.0076%
        163 Williams, John                                           0.0000%              0               0                0.0000%
        238 WSNH Partners                                            0.0028%          2,641         102,999                0.0019%
                                                                   ================================================================
                                         TOTAL                     100.0000%    148,492,528   5,390,935,436              100.0000%
                                                                   ================================================================

                                                                                 COMMON UNITS
                                                                                 ------------

                                                                                 Vornado                                88,891,956
                                                                                 909 Third Refinance                        13,248
                                                                                 Original Mendik Partners                2,828,749
                                                                                 Newkirk Partners                        1,790,053
                                                                                 Kennedy Partners                          389,007
                                                                                 Freezer Services Partners                 144,620
                                                                                 Westport Partners                           4,907
                                                                                 770 Broadway Partner                      458,964
                                                                                 20 Broad Partners                          16,064
                                                                                 High Point Partners                       202,411
                                                                                                                        ----------
                                                                                                                        94,739,979
                                                                                                                        ==========